UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Consent Revocation Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Revised Preliminary Consent Revocation Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Consent Revocation Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SITO Mobile, Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Marcelle S. Balcombe, Esq. Sichenzia Ross Ference Kesner LLP 61 Broadway, 32nd Floor New York, NY 10006 (212) 930-9700	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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REVISED PRELIMINARY CONSENT REVOCATION STATEMENT

SUBJECT TO COMPLETION DATED MAY 1, 2017

SITO MOBILE, LTD.

The Newport Corporate Center,

100 Town Square Place, Suite 204, Jersey City, NJ 07301

CONSENT REVOCATION STATEMENT OF THE BOARD OF DIRECTORS OF
SITO MOBILE, LTD. IN OPPOSITION TO THE
CONSENT SOLICITATION BY STEPHEN D. BAKSA, THOMAS CANDELARIA,

MICHAEL DURDEN, ITZHAK FISHER, THOMAS J. PALLACK,

MATTHEW STECKER AND THOMAS THEKKETHALA

This consent revocation statement filed on Schedule 14A (the “Consent Revocation Statement”) is furnished by the Board of Directors (the “Board” or “Board of Directors”) of SITO Mobile, Ltd., a Delaware corporation (the “Company” or “SITO”), to the holders of outstanding shares of the Company’s common stock (the “Shares”), par value $0.001 per share, in connection with the Board’s opposition to the solicitation of written stockholder consents (the “Baksa Consent Solicitation”) by Stephen D. Baksa, Thomas Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (collectively, the “Baksa Group”).

On April 12, 2017, the Baksa Group filed a preliminary consent solicitation statement, and on each of April 21, 2017, April 26, 2017 and April 28, 2017 the Baksa Group filed a revised preliminary consent solicitation statement (collectively, the “Baksa Group Consent Statement”) with the SEC in connection with its plans to commence the Baksa Consent Solicitation in an effort, we believe, to advance an undisclosed agenda related to Evolving Systems, Inc. (“Evolving Systems”).

Pursuant to the Baksa Consent Solicitation, the Baksa Group is seeking to remove all of the current members of the SITO Board (other than Brent D. Rosenthal who has previously collaborated with Mr. Baksa on an activist campaign at another publicly-held company and is supported by Mr. Baksa) and replace them with their own nominees, including, Matthew Stecker and Thomas Thekkethala, who currently serve on the Board of Directors of, and occupy senior leadership positions at, Evolving Systems. Specifically, Mr. Stecker serves as the Chairman of the Board of Evolving Systems and Mr. Thekkethala serves as President and Chief Executive Officer of Evolving Systems. According to disclosures made by the Baksa Group in the Baksa Group Consent Statement in the “background of the consent solicitation section,” Evolving Systems is seeking opportunities for future cooperation between Evolving Systems and SITO and has the interesting distinction of having three current members of its Board of Directors (Matthew Stecker, Thomas Thekkethala, and Richard Ramlall) seeking to become members of the SITO Board through contested solicitations led by either the Baksa Group or Karen Singer, who currently beneficially owns more than 21% of the outstanding common stock of Evolving Systems (according to disclosure contained in an amended Schedule 13D filed with the SEC by Karen Singer on April 7, 2017). In addition, the Baksa Group has disclosed that another member of the Evolving Systems’ Board of Directors, Julian D. Singer, the son of Karen Singer, has played an instrumental role in facilitating the introduction of Mr. Thekkethala to Richard O’Connell, the Interim Chief Executive Officer of SITO and arranging a meeting between Mr. Thekkethala, in his role as the President and Chief Executive Officer of Evolving Systems, and Mr. O’Connell. Steven G. Singer, brother-in-law of Karen Singer and uncle of Julian Singer, is currently a paid consultant to Evolving Systems. In addition, Karen Singer / TAR Holdings LLC (the “Karen Singer Group”) has disclosed that Evolving Systems is a “Stockholder Associated Person” for purposes of the Company’s Amended and Restated Bylaws which is a defined term intended to describe persons or entities who are deemed as proponents of a purported nomination of director candidates along with the stockholder(s) that delivers the purported notice of nomination.

In the Baksa Consent Statement, the Baksa Group is asking you for your written consent as to the following proposals which we believe and are very concerned are intended to advance an undisclosed agenda related to Evolving Systems (each, a “Proposal” and collectively, the “Proposals”):

Proposal 1 – Repeal the amendment and restatement on March 23, 2017 by the Board of the Bylaws of the Company (as so amended or restated, the “March Amended Bylaws”) to return the Bylaws to the form of the Bylaws that was in effect immediately prior to such amendment and restatement, as reflected in Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) dated May 11, 2016 (such Bylaws, the “Original Bylaws”), other than to include a provision that permits any vacancy on the Board occurring between annual meetings of stockholders or of special meetings of stockholders called for the election of directors, resulting from the removal of one or more directors, for cause or without cause, or from newly created directorships, to be filled by the vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors (“Proposal 1”).

Proposal 2 – Set the size of the Board at six (6) directors, notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals (“Proposal 2”).

Proposal 3 – Remove the following current members of the Board: Betsy J. Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from April 12, 2017 until the time that the actions proposed to be taken by the Consent Solicitation become effective), other than those directors elected by the Consent Solicitation and Brent D. Rosenthal (such current members of the Board (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from April 12, 2017 until the time that the actions proposed to be taken by the Consent Solicitation become effective), other than those elected by the Consent Solicitation and Brent D. Rosenthal, are sometimes referred to herein as the “Incumbent Directors”) (“Proposal 3”).

Proposal 4 – Elect each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (the “Baksa Nominees”) to serve as a director of the Company (or if any Baksa Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa and Mr. Candelaria, who shall be designated as a Baksa Nominee by Mr. Baksa), to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 and the removal of the Incumbent Directors pursuant to Proposal 3, each to serve, if elected, until the Company’s annual meeting of stockholders in 2018.

Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, the Baksa Group has disclosed in the Baksa Group Consent Statement that it is the Baksa Group’s intention that the Baksa Nominees be appointed in order of the number of consents received by the Baksa Nominees, with the Baksa Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered "available" within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director's removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Baksa Nominee in alphabetical order.

The existing directors of the Company were selected as Board members through processes implemented by the Board in keeping with strong corporate governance practices. Please see the discussion in this Consent Revocation Statement under the heading “Corporate Governance—Governance and Nominating Committee.” In contrast, the Baksa Nominees have been selected solely by the Baksa Group. The Company believes that the Baksa Group is committed to acting in the best interests of the Baksa Group and does not share the Company’s obligation to act in the best interests of all of the Company’s stockholders.

THE SITO BOARD IS COMMITTED TO ACTING IN THE BEST INTERESTS OF THE COMPANY’S STOCKHOLDERS AND HAS DETERMINED THAT THE PROPOSALS ARE NOT IN THE BEST INTERESTS OF THE COMPANY’S STOCKHOLDERS.

ACCORDINGLY, THE BOARD URGES YOU NOT TO SIGN ANY GOLD CONSENT CARD SENT TO YOU BY THE BAKSA GROUP AND INSTEAD URGES YOU TO SIGN AND RETURN THE WHITE CONSENT REVOCATION CARD INCLUDED WITH THESE MATERIALS.

If you have previously signed and returned the Baksa Group’s gold consent card, you have the right to change your mind and revoke your consent to the Proposals. Whether or not you have signed the Baksa Group’s gold consent card, we urge you to mark the “YES, REVOKE MY CONSENT” boxes on the enclosed WHITE consent revocation card (the “Consent Revocation Card”) and to sign, date and mail the card in the postage-paid envelope provided. Although submitting a consent revocation will not have any legal effect if you have not submitted a gold consent card, it will help us keep track of the progress of the consent process. Regardless of the number of Shares you own, your consent revocation is important. Please act today.

If your Shares are held in “street name,” only your broker, bank or other nominee can exercise your right to revoke a consent with respect to your Shares. Please contact your broker, bank or other nominee and instruct it to submit a WHITE Consent Revocation Card on your behalf today.

This Consent Revocation Statement and the enclosed WHITE Consent Revocation Card are first being mailed to the Company’s stockholders on or about [●], 2017.

In accordance with Delaware law and the Bylaws, the Board has set May 1, 2017 as the record date (the “Record Date”) for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Proposals. Only holders of record as of the close of business on the Record Date may execute, withhold or revoke consents with respect to the Proposals.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF CONSENT
REVOCATION MATERIALS IN OPPOSITION TO THE
CONSENT SOLICITATION BY STEPHEN D. BAKSA, THOMAS CANDELARIA,

MICHAEL DURDEN, ITZHAK FISHER, THOMAS J. PALLACK,

MATTHEW STECKER AND THOMAS THEKKETHALA

In accordance with the rules of the SEC, the Company is advising its stockholders of the availability on the Internet of the Company’s consent revocation materials in opposition to the consent solicitation by the Baksa Group. These rules allow companies to provide access to proxy and consent materials in one of two ways. Because the Company has elected to utilize the “full set delivery” option, the Company is delivering, to all stockholders, paper copies of the consent revocation materials, as well as providing access to those materials on a publicly accessible website. Under Delaware law, the Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the outstanding Shares as of the Record Date are delivered to the Company within 60 days of the earliest-dated consent delivered to the Company. This Consent Revocation Statement and Consent Revocation Card are available at [●].

If you have any questions about giving your consent revocation or otherwise require assistance, please call:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

TABLE OF CONTENTS

PAGE
DESCRIPTION OF THE BAKSA GROUP CONSENT STATEMENT	1
REASONS TO REJECT THE BAKSA GROUP’S PROPOSALS	2
BACKGROUND OF THE COMPANY’S INTERACTIONS WITH THE BAKSA GROUP, THE KAREN SINGER GROUP AND EVOLVING SYSTEMS, INC. LEADING UP TO THE BAKSA GROUP’S CONSENT SOLICITATION AND THE COMPANY’S CONSENT REVOCATION	3
QUESTIONS AND ANSWERS ABOUT THIS CONSENT REVOCATION STATEMENT	9
THE CONSENT PROCEDURE	11
SOLICITATION OF CONSENT REVOCATIONS	12
APPRAISAL RIGHTS	13
CURRENT DIRECTORS OF THE COMPANY	14
NAMED EXECUTIVE OFFICERS OF THE COMPANY	16
CORPORATE GOVERNANCE	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
Compliance with Section 16(A) of the Exchange Act	22
Shareholder Communications WITH DIRECTORS	23
COMPENSATION DISCUSSION AND ANALYSIS	24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	28
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	29
WHERE YOU CAN FIND MORE INFORMATION	30
FORWARD-LOOKING STATEMENTS	31
IMPORTANT	32
APPENDIX A: AMENDED AND RESTATED BYLAWS PROPOSED BY BAKSA GROUP	A-1
APPENDIX B: BLACKLINE OF AMENDED AND RESTATED BYLAWS PROPOSED BY BAKSA GROUP SHOWING CHANGES FROM CURRENT BYLAWS	B-1
APPENDIX C: INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION	C-1
PRELIMINARY CONSENT REVOCATION CARD

DESCRIPTION OF THE BAKSA GROUP CONSENT STATEMENT

As set forth in the Baksa Group Consent Statement filed by Stephen D. Baksa, Thomas Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala on April 12, 2017 with the SEC, the Baksa Group is asking you for your written consent as to the following Proposals, which we believe are intended to advance an undisclosed agenda related to Evolving Systems:

Proposal 1 – Repeal the amendment and restatement on March 23, 2017 by the Board of the March Amended Bylaws to return the Bylaws to the form of the Bylaws that was in effect immediately prior to such amendment and restatement, as reflected in Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the SEC dated May 11, 2016, other than to include a provision that permits any vacancy on the Board occurring between annual meetings of stockholders or of special meetings of stockholders called for the election of directors, resulting from the removal of one or more directors, for cause or without cause, or from newly created directorships, to be filled by the vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors.

A copy of the Bylaws as proposed by Proposal 1 (the “Proposed Bylaws”) is attached hereto as Appendix A and a blackline showing the changes that the Proposed Bylaws would make to the March Amended Bylaws is attached hereto as Appendix B. A copy of the March Amended Bylaws approved by the Board on March 23, 2017, which the Baksa Group is proposing to amend, is available for review as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2017.

Proposal 2 – Set the size of the Board at six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals.

Proposal 3 – Remove the following current members of the Board: Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from April 12, 2017 until the time that the actions proposed to be taken by the Consent Solicitation become effective), other than those directors elected by the Consent Solicitation and Mr. Brent D. Rosenthal.

Proposal 4 – Elect each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala to serve as a director of the Company (or if any Baksa Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa and Mr. Candelaria, who shall be designated as a Baksa Nominee by Mr. Baksa), to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 and the removal of the Incumbent Directors pursuant to Proposal 3, each to serve, if elected, until the Company’s annual meeting of stockholders in 2018.

Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, the Baksa Group has disclosed in the Baksa Group Consent Statement that it is the Baksa Group’s intention that the Baksa Nominees be appointed in order of the number of consents received by the Baksa Nominees, with the Baksa Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered "available" within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director's removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Baksa Nominee in alphabetical order.

1

REASONS TO REJECT THE BAKSA GROUP’S PROPOSALS

The Proposals submitted by the Baksa Group would, among other things, remove five current directors of the Company and replace them with the five Baksa Nominees. Doing so would provide the Baksa Group with more than a majority of seats on the Board enabling the Baksa Group, including two members of the Board of Directors and the senior leadership of Evolving Systems, to exercise control over your Board and the Company and, we believe, to advance an undisclosed agenda related to Evolving Systems.

Pursuant to the Baksa Consent Solicitation, the Baksa Group is seeking to remove all of the current members of the SITO Board (other than Brent D. Rosenthal who has previously collaborated with Mr. Baksa on an activist campaign at another publicly-held company and is supported by Mr. Baksa) and replace them with their own nominees, including, Matthew Stecker and Thomas Thekkethala, who currently serve on the Board of Directors of, and occupy senior leadership positions at, Evolving Systems. Specifically, Mr. Stecker serves as the Chairman of the Board of Evolving Systems and Mr. Thekkethala serves as President and Chief Executive Officer of Evolving Systems. According to disclosures made by the Baksa Group in the Baksa Group Consent Statement in the “background of the consent solicitation section,” Evolving Systems is seeking opportunities for future cooperation between Evolving Systems and SITO and has the interesting distinction of having three current members of its Board of Directors (Matthew Stecker, Thomas Thekkethala, and Richard Ramlall) seeking to become members of the SITO Board through contested solicitations led by either the Baksa Group or Karen Singer, who currently beneficially owns more than 21% of the outstanding common stock of Evolving Systems (according to disclosure contained in an amended Schedule 13D filed with the SEC by Karen Singer on April 7, 2017). In addition, the Baksa Group has disclosed that another member of the Evolving Systems Board of Directors, Julian D. Singer, the son of Karen Singer, has played an instrumental role in facilitating the introduction of Mr. Thekkethala to Richard O’Connell, the Interim Chief Executive Officer of SITO and arranging a meeting between Mr. Thekkethala, in his role as the President and Chief Executive Officer of Evolving Systems, and Mr. O’Connell. Steven G. Singer, brother-in-law of Karen Singer and uncle of Julian Singer, is currently a paid consultant to Evolving Systems. In addition, Karen Singer / TAR Holdings LLC has disclosed that Evolving Systems is a “Stockholder Associated Person” for purposes of the Company’s Amended and Restated Bylaws which is a defined term intended to describe persons or entities who are deemed as proponents of a purported nomination of director candidates along with the stockholder(s) that delivers the purported notice of nomination.

The Board strongly believes that the Consent Solicitation being undertaken by the Baksa Group is not in the best interests of the Company’s stockholders and we believe is intended to advance an undisclosed agenda related to Evolving Systems.

We urge stockholders to reject the Baksa Group Consent Solicitation and revoke any consent previously submitted.

Please do not delay. In order to ensure that the Board is able to act in your best interests, please mark, sign, date and return the enclosed WHITE Consent Revocation Card as promptly as possible.

2

BACKGROUND OF THE COMPANY’S INTERACTIONS WITH THE BAKSA GROUP,

THE KAREN SINGER GROUP AND EVOLVING SYSTEMS, INC. LEADING UP TO
THE BAKSA GROUP’S CONSENT SOLICITATION  AND THE COMPANY’S CONSENT REVOCATION

The following is a chronology of the material contacts and events leading up to the filing of this Consent Revocation Statement, including the Company’s interactions with the Baksa Group, the Karen Singer Group and representatives of Evolving Systems, Inc.

From October 2011 to September 2014, Mr. Baksa served as a member of the Board.

On February 2, 2012, Mr. Baksa filed a Schedule 13D with the SEC to report ownership of 7,865,034 shares of Common Stock, which at the time was approximately 5.9% of the outstanding shares of the Company’s common stock.

On March 4, 2015, Mr. Baksa filed an amendment to his Schedule 13D to report ownership of 6,087,702 shares of the Company’s common stock or 4.0% of the outstanding shares of the Company’s common stock.

On August 9, 2016, almost two years after Mr. Baksa had left the Board, Mr. Rosenthal was appointed to the Board and the Board approved a grant of five-year options to purchase 20,000 shares of SITO’s common stock. The options vested immediately and expire upon the earlier of August 9, 2021 or three months after the cessation of service, whichever is sooner. At the time that Mr. Rosenthal joined our Board, the Board had concluded that Mr. Rosenthal was qualified to serve as a member of the Board because of his apparent business acumen and financial expertise as well as his past experience in the media industry. The Board is no longer prepared to reaffirm its past view of Mr. Rosenthal’s business acumen and financial expertise. In addition, at the time that Mr. Rosenthal joined the Board, the Board was not aware of Mr. Rosenthal’s previous association and working relationship with Mr. Baksa or that Mr. Rosenthal and Mr. Baksa had collaborated together on an activist campaign at another public company. In July 2016, Mr. Baksa and other investors had threatened a proxy contest at another public company, RiceBran Technologies, which proxy contest ultimately ended when Messrs. Baksa and Rosenthal, among other individuals, entered into a settlement agreement with the target. Pursuant to the agreement, Mr. Rosenthal was named to that company’s board of directors as one of the designees of Mr. Baksa and his fellow investors, and was also named chairman of the board of RiceBran Technologies. In the Baksa Consent Statement, the Baksa Group indicates that Mr. Baksa is prepared to vouch for Mr. Rosenthal’s business acumen and specifically states as follows: “Mr. Baksa has had an opportunity to become acquainted with and observe the business acumen and financial expertise of Mr. Rosenthal both in connection with Mr. Baksa’s role as a shareholder and former director of the Company and in his role as a shareholder in RiceBran Technologies, Inc.” As noted above, at the time that Mr. Rosenthal joined the Board, the Board was not aware of these interactions between Mr. Rosenthal and Mr. Baksa and that, based on the foregoing disclosure from the Baksa Consent Statement, they continued their interactions even after Mr. Rosenthal joined the Board.

On January 15, 2017, the Company entered into a Consulting Agreement with Barrington Advisory Group, LLC (the “Barrington Consulting Agreement”), a consulting company where Michael Durden, one of the Baksa Nominees, serves as the Managing Member. The Barrington Consulting Agreement, which provided for a fee of $3,000 per month payable to Barrington Advisory Group LLC in exchange for advisory services, was terminable by either Barrington Advisory Group LLC or the Company without penalty with 30 days’ notice. Mr. Rosenthal had previously recommended Mr. Durden to the Board’s Lead Independent Director, Betsy J. Bernard, as a potential Board member.

On March 10, 2017, the following two Baksa Nominees, Messrs. Fisher and Pallack, executed and deliverd to Mr. Baksa written consents agreeing to being named as nominees for election to the Board in either the Baksa Consent Solicitation or the Baksa Proxy Solicitation and consenting to serving on the Board if elected.

On March 17, 2017, Mr. Baksa and Mr. Candelaria filed a Schedule 13D with the SEC to report aggregate ownership of 1,394,199 shares of the Company’s common stock, which at the time was approximately 6.7% of the shares of the Company’s outstanding common stock.

On March 20, 2017, Julian D. Singer, a member of the Board of Directors of Evolving Systems, together with his father Gary Singer, met with Richard O’Connell, the Company’s Interim Chief Executive Officer, at SITO’s offices in Jersey City, New Jersey. Among the topics discussed was the Singers’ request that Mr. O’Connell meet with Baksa Nominee Thomas Thekkethala, in his capacity as the Chief Executive Officer of Evolving Systems. In addition to being a member of the Board of Directors of Evolving Systems and the son of Gary Singer, Julian Singer is also the son of Karen Singer, who beneficially owns 2,645,638 shares of common stock of Evolving Systems, comprising approximately 21.2% of the common stock of Evolving Systems (according to disclosure contained in an amended Schedule 13D filed with the SEC by Karen Singer on April 7, 2017) and is separately and concurrently pursuing a proxy contest against SITO seeking the election of three of her purported proposed nominees, including a member of the Board of Directors of Evolving Systems, Richard Ramlall. Karen Singer also beneficially owns approximately 10.2% of the outstanding common stock of the Company, based on disclosure contained in a Schedule 13D filed with the SEC by Karen Singer on April 10, 2017. Two members of the Baksa Group who are also Baksa Nominees, Matthew Stecker and Thomas Thekkethala, serve on the Board of Directors of Evolving Systems. Mr. Stecker is also the Chairman of the Board of Evolving Systems and Mr. Thekkethala is the President and Chief Executive Officer of Evolving Systems.

3

On March 21, 2017, Julian D. Singer, a member of the Board of Directors of Evolving Systems, emailed Richard O’Connell, the Company’s Interim Chief Executive Officer, copying Baksa Nominee Thomas Thekkethala, in his capacity as the Chief Executive Officer of Evolving Systems, and Gary Singer. The purpose of the email was to introduce Mr. O’Connell to Mr, Thekkethala and stated as follows: “Rory, Thomas – want to introduce you via email in advance of Friday’s (3/24) 1:30pm meeting at Sito’s offices in Jersey City. Rory, if you wouldn’t mind sending your address we’d appreciate it, and thank you for accommodating us for a 2nd time this week. I think it would be helpful – as a baseline – to give Thomas the same type of overview you gave us yesterday, including a quick tour and introduction to the appropriate team members.”

Later, on March 21, 2017, Mr. Thekkethala emailed Mr. O’Connell, blind copying Julian Singer. In his email, Mr. Thekkethala thanked Julian Singer for the introduction and indicated to Mr. O’Connell that he wanted a two hour meeting to cover a number of agenda items including the Company’s functional and technology architecture, competitive position, the Company’s value proposition, customer case studies, partner case studies, global distribution strategy and potential next steps with Evolving Systems.

On March 23, 2017, Julian D. Singer emailed Mr. O’Connell and copied Gary Singer and Mr. Thekkethala. In his email, Julian Singer stated as follows: “Rory, we were just informed by Thomas that you had to cancel tomorrow’s meeting. We understand that things come up, but is there any reason Thomas can’t meet with your sales and technology people (the ones we met the other day) to get a better understanding of the company, its technology, and strategy? He can then follow up with you, Joe and Larry at a later date to see how the companies might work together.”

Later, on March 23, 2017, Mr. O’Connell emailed Julian Singer and copied Gary Singer and Mr. Thekkethala. Mr. O’Connell stated as follows: “my sales exec Adam is at a client all day. Jon Lowen is on the west coast and Michael Blanche is offsite with me. Sorry about this, Julian. I will endeavor to get this meeting back on the calendar just as soon as we file.”

Later, on March 23, 2017, Julian D. Singer emailed Mr. O’Connell and copied Gary Singer. In that email, Mr. Singer stated as follows: “Rory, we feel strongly that you should reschedule this ASAP, in addition to coming in to discuss with us early next week.”

Later, on March 23, 2017, Mr. O’Connell emailed Gary Singer and copied Julian D. Singer and Mr. Thekkethala. In that email, Mr. O’Connell stated as follows: “I made it clear Tuesday that some of my guys were out and unavailable. Michael and I were planning on being here but we have been called away. Gary, I have a lot on my plate. Please bear with me. I have to manage priorities.”

Later, on March 23, 2017, Gary Singer emailed Mr. O’Connell and copied Julian D. Singer and Mr. Thekkethala. The subject of the email is titled “RE: Tomorrow's meeting” referencing the meeting that the Singers believed was scheduled to occur between Mr. O’Connell and Mr. Thekkethala on March 24, 2017. In his email, Gary Singer stated as follows: “If none of them were available why did you bother scheduling the meeting?”

On March 24, 2017, Gary Singer emailed Mr. O’Connell and copied Julian D. Singer. The subject of the email is titled “RE: Tomorrow's meeting” referencing the meeting that the Singers believed was scheduled to occur between Mr. O’Connell and Mr. Thekkethala on March 24, 2017. In his email, Gary Singer stated as follows: “Rory we just tried you. Please call ASAP!”

On March 27, 2017, Mr. O’Connell emailed Mr. Thekkethala and copied Julian D. Singer. In that email, Mr. O’Connell stated as follows: “Thomas: Hope all is well. This week is a blackout for me, but I come up for air by week’s end. I am available Monday and Tuesday next week if this suits you. Then we travel for the remainder of the week. I know that you are traveling, so let me know what works best for you. The following week works well, too. I look forward to meeting you and seeking ways to work together.”

Later, on March 27, 2017, Mr. Thekkethala emailed Mr. O’Connell and blind copied Julian D. Singer. This email continues the string of emails started by Julian D. Singer on March 21, 2017. In his email, Mr. Thekkethala stated as follows: “Thanks for the email. I will be available on Fri, March 31st afternoon. I will most likely be traveling starting the upcoming weekend or Mon / Tue next week May I suggest that we focus the initial meeting on Friday on a discussion with one of your senior sales execs and one of your senior product execs. Here are a few agenda items for approx. 15 minutes each leaving time for Q&A and Next Steps:

1.       Standard Corporate and Sales Presentation

2.       Functional and Technology Architecture

3.       Competitive Matrix and SITO’s Unique Proposition

4.       Two Large Customer / Partner Case Studies

5.       Global Distribution Strategy

4

You and I can then follow up on Potential Next Steps with EVOL if you are not available on Friday. Let me know if this works.”

On March 28, 2017, Mr. O’Connell emailed Mr. Thekkethala and stated as follows: “I will try to accommodate a 1pm meeting on Friday. Let me check calendars and revert today. Should work.”

Later, on March 28, 2017, Mr. Thekkethala emailed Mr. O’Connell copying Martin Steinmann, the Chief Strategy Officer for Evolving Systems, and informed Mr. O’Connell that Mr. Steinman would be attending the March 31, 2017 meeting with Messrs. Thekkethala and O’Connell and would be participating via the Citrix GotoMeeting web-conference.

Later, on March 28, 2017, Mr. Thekkethala emailed Mr. O’Connell copying Martin Steinmann, the Chief Strategy Officer for Evolving Systems, and inquired whether Mr. O’Connell intended to have a senior sales executive and a senior product executive in attendance at the meeting scheduled to be held on March 31, 2017 with Mr. Thekkethala and requested copies of SITO’s standard presentation to review in advance of the meeting. Mr. Thekkethala stated as follows in his email: “Thanks for making yourself / team members available on Friday. Will one of your senior Sales Execs and a senior Product Exec be at the meeting? Are you or the others available for an hour and a half (12 – 130pm)? Or should we start at 1130am? Could you please share the standard presentations with us in advance of the meeting? Thanks Here are a few agenda items for approx. 15 minutes each leaving time for Q&A and Next Steps:

1.       Standard Corporate and Sales Presentation

2.       Functional and Technology Architecture

3.       Competitive Matrix and SITO’s Unique Proposition

4.       Two Large Customer / Partner Case Studies

5.       Global Distribution Strategy

6.       SITO – EVOL Next Steps”

Also, on March 28, 2017, the Company filed a Current Report on Form 8-K with SEC to disclose that the Board had determined that the Company's 2017 Annual Meeting of Stockholders would be held on Tuesday, June 27, 2017, at a time and location to be determined.

On March 30, 2017, Jon Lowen, then the Company's Executive Vice President of Operations and Product Development, emailed Mr. Thekkethala with a copy to Mr. O’Connell. In his email, Mr. Lowen stated as follows: “Hey Thomas- Rory passed along your suggested agenda and I wanted to touch base to make sure we cover everything you mentioned below. I run operations and product for SITO and will be compiling the necessary materials for tomorrow’s meeting. I was hoping to understand what your direct objective is for tomorrow? Better understanding what you are looking to walk away with will help me better position the presentation as I do not want to go into topics or materials that are not of interest to you and do not serve your end goal. Looking forward to meeting tomorrow and discussing further. Thanks!”

Later, on March 30, 2017, Mr. Thekkethala emailed Mr. Lowen with a copy to Mr. O’Connell at the Company and Mr. Steinmann at Evolving Systems. In his email, Mr. Thekkethala stated as follows: “Jon - EVOL Solutions for customer acquisition, customer upsell, customer retention / loyalty are implemented at over 80 mobile operators in 50+ countries touching 1.3 billion consumers. In India alone our carrier customers send out 5 billion messages (like Balance messages) every day from where we can take consumers to “Offer Walls” or trigger “App Downloads” based on profile information we have or have access to because we are deeply embedded inside carrier back office systems. The bottom line is that carriers are looking to monetize their consumer data and we would like to explore SITO as one of our potential partners to take into our global customer footprint [emphasis added]. So we’d like to understand:

1.       SITO’s core offerings

2.       Distribution Strategies and Channels

3.       SITO’s Primary Competition & your Unique Propositions

4.       Comparison Matrix of SITO Offerings vs Amobee (acquired by SingTel) and PinSight Media (acquired by Sprint)

5.       SITO’s Challenges/ Barriers to growth

6.       Two Large Customer / Partner Case Studies

7.       Functional and Technology Architecture

Potential Next Steps with EVOL”

On March 31, 2017, Mr. Thekkethala, in his capacity as President and Chief Executive Officer of Evolving Systems, together with Mr. Steinmann, the Chief Strategy Officer of Evolving Systems, met with executives from the Company, including Mr. O'Connell and Mr. Lowen to discuss opportunities for future cooperation between Evolving Systems and the Company.

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On April 3, 2017, TAR Holdings LLC (“TAR Holdings”) and Karen Singer filed a Schedule 13D with the SEC. Karen Singer is the sole member of TAR Holdings. In their Schedule 13D, TAR Holdings and Karen Singer (i) report ownership of 2,100,718 shares of the Company’s common stock, which at the time was approximately 10.16% of the shares of the Company’s common stock outstanding, and (ii) disclose that they intend to seek representation on the Board.

On April 4, 2017, the Board approved and adopted a Section 382 Tax Benefits Preservation Plan, dated as of April 3, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “NOL Rights Plan”) to protect the Company’s ability to utilize its net operating loss carryovers in certain change of ownership circumstances. Pursuant to the NOL Rights Plan, the Board declared a dividend of one preferred share purchase right for each outstanding share of Company common stock, distributable under the terms of the NOL Rights Plan to stockholders of record as of the close of business on April 14, 2017. As of December 31, 2016, the Company had approximately $40 million of (gross pre-tax) federal net operating loss carryforwards or NOLs that could potentially be utilized in certain circumstances to offset the Company’s future taxable income and reduce its federal income tax liability.

On April 6, 2017, due to the Board’s concerns with Mr. Rosenthal participating in deliberations relating to Stephen Baksa and Thomas Candelaria, the Board formed an Executive Committee composed of all non-employee members of the Board other than Mr. Rosenthal. As noted above, Mr. Rosenthal has a historical association and working relationship with Mr. Baksa and Mr. Rosenthal and Mr. Baksa have collaborated together on another activist campaign at another public company, RiceBran Technologies.

Also, on April 6, 2017, the following three Baksa Nominees, Messrs. Stecker, Thekkethala and Durden, executed and delivered to Mr. Baksa written consents agreeing to being named as nominees for election to the Board in either the Baksa Consent Solicitation or the Baksa Proxy Solicitation and consenting to serving on the Board if elected.

On April 7, 2017, Mr. Baksa caused a purported nomination notice to be delivered to the Interim Chief Executive Officer and Secretary of the Company purporting to provide notice of the intent of Messrs. Baksa and Candelaria to nominate each of the Baksa Nominees for election to the Board and replace the entire membership of the Board at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) and, thereby, assume control of the Company through a contested solicitation of proxies (the “Baksa Group Proxy Solicitation”). The purported nomination notice did not disclose any of Mr. Baksa’s plans or proposals or include any alternative strategic plan for how Mr. Baksa would operate the Company if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting. Nor did the purported nomination notice disclose who Mr. Baksa would hire for the Company’s executive management team if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting.

On April 7, 2017, Karen Singer caused TAR Holdings to deliver a purported nomination notice to the Interim Chief Executive Officer and Secretary of the Company purporting to provide notice of the intent of TAR Holdings to nominate three candidates for election to the Board, including one who is a current member of the Board of Directors of Evolving Systems and another who is a current paid consultant to Evolving Systems, and replace three out of the five current members of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company through a contested solicitation of proxies (the “Karen Singer Proxy Solicitation”). The three candidates purported to be nominated by Karen Singer were Steven G. Singer, Wayne Barr, Jr. and Richard Ramlall (the “Karen Singer Nominees”). Mr. Ramlall is a current member of the Board of Directors of Evolving Systems and Steven G. Singer is currently a paid consultant to Evolving Systems. The purported nomination notice did not disclose any of Karen Singer’s plans or proposals or include any alternative strategic plan for how Karen Singer would operate the Company if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. Nor did the purported nomination notice disclose who Karen Singer would hire for the Company’s executive management team if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. In Karen Singer’s purported nomination notice, she discloses that Evolving Systems may be deemed to be a Stockholder Associated Person for purposes of the Company’s Amended and Restated Bylaws (the “Bylaws”) which means that, for purposes of the Bylaws, Evolving Systems is treated as though it is a proponent of the Karen Singer Nominees for which various disclosures are required to be provided in the purported nomination notice along with the stockholder(s) that delivers the purported notice of nomination.

On April 7, 2017, Mr. Baksa and Mr. Candelaria filed amendments Nos. 1 and 2 to the Schedule 13D dated March 17, 2017 with the SEC to (i) report ownership of 1,412,810 shares of Common Stock, which at the time was approximately 6.8% of the shares of the Company’s common stock outstanding, and (ii) to disclose that Mr. Baksa and Mr. Candelaria had caused a purported nomination notice to be delivered to the Secretary and Interim Chief Executive Officer of the Company purporting to provide notice of the intent of Messrs. Baksa and Candelaria to nominate the Baksa Nominees for election to the Board and replace the entire membership of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company. The amendments to the Schedule 13D did not disclose any plans or proposals of Messrs. Baksa and Candelaria or include any alternative strategic plan for how Messrs. Baksa and Candelaria would operate the Company if the Baksa Nominees were all elected to the Board at the 2017 Annual Meeting. Further, the amendments to the Schedule 13D did not disclose how it came to be that two members of the senior leadership of Evolving Systems, Matthew Stecker, the Chairman of the Board of Evolving Systems, and Thomas Thekkethala, the President and Chief Executive Officer of Evolving Systems, would agree to be included as Baksa Nominees and would agree to participate in the Baksa Proxy Solicitation.

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On April 10, 2017, the Company sent Mr. Baksa a letter acknowledging that the Company received Mr. Baksa’s purported nomination notice and that the Company was in the process of reviewing the purported nomination notice, in consultation with its advisors, to assess whether it complies with the Bylaws. In that same letter, the Company indicated that, given that it had just received the purported nomination notice, it was not in a position to confirm that the purported nomination notice complied with the Bylaws.

On April 10, 2017, the Company sent TAR Holdings / Karen Singer a letter acknowledging that the Company received TAR Holdings’ purported nomination notice and that the Company was in the process of reviewing the purported nomination notice, in consultation with its advisors, to assess whether it complies with the Bylaws. In that same letter, the Company indicated that, given that it had just received the purported nomination notice, it was not in a position to confirm that the purported nomination notice complied with the Bylaws.

On April 10, 2017, TAR Holdings and Karen Singer filed amendment No. 1 to the Schedule 13D dated April 3, 2017 with the SEC to (i) report ownership of 2,100,718 shares of the Company’s common stock, which at the time was approximately 10.16% of the shares of the Company’s outstanding common stock, and (ii) to disclose that TAR Holdings had caused a purported nomination notice to be delivered to the Secretary and Interim Chief Executive Officer of the Company purporting to provide notice of the intent of TAR Holdings to nominate the Karen Singer Nominees for election to the Board and replace a majority of the membership of the Board at the 2017 Annual Meeting and, thereby, assume control of the Company. The amendment to the Schedule 13D disclosed that TAR Holdings intends to request a waiver of the NOL Rights Plan in order to purchase up to 19.9% of the Company’s common stock and plans on voting against ratification of the NOL Rights Plan at the 2017 Annual Meeting. Otherwise, the amendment to the Schedule 13D did not disclose any plans or proposals of TAR Holdings or Karen Singer or include any alternative strategic plan for how TAR Holdings and Karen Singer would operate the Company if the Karen Singer Nominees were all elected to the Board at the 2017 Annual Meeting. Further, the amendment to the Schedule 13D did not disclose how it came to be that a member of the Board of Directors of Evolving Systems, Richard Ramlall, would agree to be included as a Karen Singer Nominee and would agree to participate in the Karen Singer Proxy Solicitation. Nor did the amendment disclose that members of Karen Singer’s family, including her son Julian D. Singer, a member of the Board of Directors of Evolving Systems, had been adamant in pressuring Mr. O’Connell to meet with Mr. Thekkethala of Evolving Systems “to see how the companies might work together” or what plans or proposals Karen Singer had for how she believes the Company should work with Evolving Systems.

On April 12, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed the preliminary Baksa Group Consent Statement with the SEC. The Baksa Consent Statement, as filed on this date, did not include any discussion of the numerous interactions, including an in-person meeting that took place on March 31, 2017 at the Company’s executive offices in Jersey City, New Jersey, that Mr. Thekkethala, the President and Chief Executive Officer of Evolving Systems had with Mr. O’Connell, from March 21 to March 31, 2017 at the insistence of Julian D. Singer which meeting was intended by Mr. Thekkethala to explore ways for Evolving Systems and the Company to work together.

On April 12, 2017, Mr. Baksa delivered to the Company a purported record date request letter purporting to request that the Board fix a record date for stockholders entitled to consent to the Proposals set forth in the Baksa Group Consent Statement.

On April 13, 2017, the Company issued a press release commenting on the Baksa Group Consent Solicitation. In that press release, the Company noted its belief that Mr. Baksa and Mr. Candelaria were attempting to take control of the Board and the Company without providing a detailed and credible plan as to how they would create long-term stockholder value, which plan has still not been provided or made publicly available. The Company also noted in its press release that it was curious that Mr. Baksa and Mr. Candelaria were not looking to replace Mr. Rosenthal as a member of the Board, but perhaps not completely surprising given the previous publicly-known past association and working relationship between Mr. Baksa and Mr. Rosenthal and their past history working together on an activist campaign at another public company.

On April 13, 2017, Mr. Baksa and Mr. Candelaria filed amendment No. 3 to the Schedule 13D dated March 17, 2017 with the SEC to report that Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala had filed the Baksa Group Consent Statement with the SEC and to describe the proposals contained therein.

On April 18, 2017, the Board appointed Lowell W. Robinson to the Board and determined to recommend him to stand for re-election at the 2017 Annual Meeting. With the appointment of Mr. Robinson as an independent director, the Board was temporarily increased to six (6) directors but will automatically revert back to five (5) directors following the certification of the stockholder vote at the 2017 Annual Meeting as only five (5) directors will be elected at the 2017 Annual Meeting. In addition, the Board determined that Mr. Robinson is an independent director for purposes of the NASDAQ listing standards and Mr. Robinson was appointed to the Board’s Audit, Compensation and Governance and Nominating Committees.

Also, on April 18, 2017, the Board met and determined that Mr. Rosenthal would not be included in its slate of director candidates nominated for election to the Board at the 2017 Annual Meeting. Further, at this meeting, the Board also determined that it no longer deemed Mr. Rosenthal as an independent director for purposes of the NASDAQ listing standards and, accordingly, Mr. Rosenthal was removed from the Audit, Compensation and Governance and Nominating Committees of the Board.

Also, on April 18, 2017, representatives of the Company informed Baksa Nominee Michael Durden that the Company intended to terminate the Barrington Consulting Agreement, effective immediately.

On April 19, 2017, the Company filed a preliminary Consent Revocation Statement with the SEC.

7

On April 20, 2017, the Company delivered a letter to Mr. Baksa expressing its concerns that his purported nominating notice may not comply with the Bylaws and requested additional documentation to verify information contained in his purported nominating notice. Among other things, the Company asked Messrs. Baksa and Candelaria to confirm that they had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including Karen Singer.

On April 20, 2017, the Company delivered a letter to TAR Holdings/ Karen Singer expressing its concerns that her purported nominating notice may not comply with the Bylaws and requested additional documentation to verify information contained in her purported nominating notice. Among other things, the Company asked TAR Holdings / Karen Singer to confirm that they had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including Stephen D. Baksa and Thomas Candelaria.

On April 21, 2017, the Executive Committee of the Board designated the close of business on Monday, May 1, 2017, as the record date for the determination of the stockholders of record of outstanding shares that are entitled to execute, withhold or revoke consents with respect to the Baksa Group Consent Solicitation.

On April 21, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 1 to the preliminary Baksa Group Consent Statement with the SEC.

On April 25, 2017, the Company issued a press release to announce the promotion of Jon Lowen, Executive Vice President of Operations and Product Development, to Chief Operating Officer of the Company.

On April 25, 2017, the Company issued a press release wherein it commented on Amendment No. 1 to the preliminary Baksa Group Consent Statement filed with the SEC by Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala on April 21, 2017. The press release, among other things, noted SITO’s belief that the Baksa Group had failed to disclose the close ties between two of the Baksa Group’s purported proposed director candidates, Messrs. Stecker and Thekkethala, both members of the Board of Directors and senior leadership team of Evolving Systems, and Karen Singer and how the Baksa Group came to be introduced to Messrs. Stecker and Thekkethala.

On April 26, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 2 to the preliminary Baksa Group Consent Statement with the SEC.

On April 28, 2017, Mr. Baksa, Mr. Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala filed Amendment No. 3 to the preliminary Baksa Group Consent Statement with the SEC.

Also, on April 28, 2017, the Company filed a revised preliminary Consent Revocation Statement with the SEC.

Also, on April 28, 2017, TAR Holdings and Karen Singer filed amendment No. 2 to the Schedule 13D dated April 28, 2017 (the “Singer Schedule 13D Amendment”) with the SEC to (i) report ownership of 2,100,718 shares of the Company’s common stock, which at the time was approximately 10.16% of the shares of the Company’s outstanding common stock, and (ii) report that, on April 28, 2017, a letter (attached as Exhibit 99.2 to the Singer Schedule 13D Amendment (the “Andrews Kurth Letter”) was sent from Karen Singer’s and TAR Holdings’ legal counsel, Andrews Kurth Kenyon LLP to the Company’s legal counsel, Morgan, Lewis & Bockius LLP, in response to (i) the letter from the Company, dated April 20, 2017 addressed to TAR Holdings and asking TAR Holdings to submit an affidavit to the Company attesting to various matters in connection with TAR Holdings’ purported notice of nomination, and (ii) the Company’s press release, dated April 25, 2017. Among other things, the Andrews Kurth Letter requested that the Board waive the application of the terms of the NOL Rights Plan and Section 203 (“Section 203”) of the Delaware General Corporation Law to facilitate the purchase of up to 19.9% of the Company’s common stock by TAR Holdings or Karen Singer. Neither the Singer Schedule 13D Amendment nor the Andrews Kurth Letter explained why TAR Holdings or Karen Singer would need a waiver from the Company with respect to the application of Section 203 and whether such a waiver was in any way intended to prevent a future acquisition of the Company by Evolving Systems, whether or not presently contemplated, from being prohibited by Section 203. In the Andrews Kurth Letter, TAR Holdings also disclosed its refusal to execute the affidavit that was attached as an exhibit to the Company’s April 20, 2017 letter to TAR Holdings, which affidavit, among other things, requested that Karen Singer confirm that she had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including, but not limited to, Messrs. Baksa and Candelaria.

The Andrews Kurth Letter also opined without any qualification or reservation whatsoever, that “there is no relationship (whether as a “group” under section 13(d) of the Securities and Exchange Act of 1934, or otherwise) between TAR Holdings or Karen Singer and Messrs’ Baksa and Candelaria.” Noticeably, the Andrews Kurth Letter did not address the ties between members of Karen Singer’s family with Baksa Nominees, Matthew Stecker and Thomas Thekkethala, including that they are both members of the Board of Directors and senior leadership team of Evolving Systems or that Mr. Stecker has served on the Board of Directors of at least one other company where Karen Singer was a significant investor. In fact, neither the Singer Schedule 13D Amendment nor the Andrews Kurth Letter mentioned any of the Singer family’s current ties to Baksa Nominees Matthew Stecker and Thomas Thekkethala or the current ties between the Singer family and Evolving Systems. While the Company has provided the foregoing disclosure regarding the information contained in the Singer Schedule 13D Amendment and the Andrews Kurth Letter in connection with describing the events leading up to the filing of this Consent Revocation Statement, the Company is not responsible for the accuracy of any information provided in the Singer Schedule 13D Amendment or the Andrews Kurth Letter or any information provided by or relating to the Baksa Group or the Karen Singer Group contained in any proxy or consent solicitation materials filed or disseminated by the Baksa Group or Karen Singer Group or any other statements that they may otherwise make in any filing with the SEC or otherwise.

Also, on April 28, 2017, the Baksa Group sent a letter (the “Baksa April 28 Letter”) in response to the Company’s April 20, 2017 letter to Mr. Baksa expressing the Company’s concerns that Mr. Baksa’s purported nominating notice may not comply with the Bylaws and requesting additional documentation to verify information contained in his purported nominating notice. In the Baksa April 28 Letter, Messrs. Baksa and Candelaria indicated their refusal to execute the affidavits that were attached as exhibits to the Company’s April 20, 2017 letter, which affidavits, among other things, requested that Messrs. Baksa and Candelaria confirm that they had not formed a group for purposes of Rule 13d-5 of the Exchange Act with any other stockholder, including, but not limited to, Karen Singer.

On May 1, 2017, the Company filed this revised preliminary Consent Revocation Statement with the SEC.

8

QUESTIONS AND ANSWERS ABOUT THIS CONSENT REVOCATION STATEMENT

Q: Who is making this consent revocation solicitation?

A: The SITO Board of Directors.

Q: What are we asking you to do?

A: You are being asked (i) to NOT return any gold consent card solicited by the Baksa Group or any of the participants in the Baksa Group Consent Solicitation and (ii) to revoke any consent that you may have delivered in favor of any of the Proposals by executing and delivering the WHITE Consent Revocation Card as discussed below.

Q: If I have already delivered a consent, is it too late for me to change my mind?

A: No. Until the requisite number of duly executed, unrevoked consents are delivered to the Company in accordance with the Delaware General Corporation Law (the “DGCL”) and the Company’s organizational documents, the consents will not be effective. At any time prior to the consents becoming effective, you have the right to revoke your consent by executing and delivering a WHITE Consent Revocation Card as discussed in the following question.

Q: What is the effect of delivering a WHITE Consent Revocation Card?

A: By marking the “YES, REVOKE MY CONSENT” boxes on the enclosed WHITE Consent Revocation Card and signing, dating and mailing the card in the postage-paid envelope provided, you will revoke any earlier dated consent that you may have delivered to the Baksa Group or the Company. Even if you have not submitted a gold consent card, you may submit a WHITE Consent Revocation Card. Although submitting a consent revocation will not have any legal effect if you have not previously submitted a gold consent card, it will help us keep track of the progress of the consent process.

Q: What is the Board’s recommendation?

A: The Board has determined that the Proposals are not in the best interest of the Company or its stockholders. Accordingly, the Board urges you to reject the Baksa Group Consent Solicitation and revoke any consent previously submitted.

Q: What should I do to revoke my consent?

A: Mark the “YES, REVOKE MY CONSENT” boxes next to each proposal listed on the WHITE Consent Revocation Card. Then, sign and date the enclosed WHITE Consent Revocation Card and return it TODAY or as soon as possible to the Company’s proxy solicitor, MacKenzie Partners, Inc. in the envelope provided. It is important that you sign and date the WHITE Consent Revocation Card.

Q: Who is entitled to consent, withhold consent or revoke a previously given consent with respect to the Proposals contained in the Baksa Group Consent Statement?

A: Only the holders of record of the Shares on the Record Date are entitled to consent, withhold consent or revoke a previously given consent with respect to the Proposals contained in the Baksa Group Consent Statement. In accordance with Delaware law and the Bylaws, the Board has set May 1, 2017 as the Record Date for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Proposals. The Company will be soliciting consent revocations from stockholders of record as of May 1, 2017 and only holders of record of Shares as of the close of business on May 1, 2017 may execute, withhold or revoke consents with respect to the Baksa Group Consent Solicitation. You may execute, withhold or revoke consents at any time before or after the Record Date, provided that any such consent or revocation will be valid only if you were a holder of record of Shares on the Record Date and the consent or revocation was otherwise valid.

9

Q: When should I return my WHITE Consent Revocation Card?

A: In order for the Proposals to be adopted, the Company must receive valid, unrevoked consents executed by the holders of a sufficient number of Shares within 60 days of the earliest-dated consent delivered to the Company. Because the Proposals could become effective before the expiration of the 60-day period, you should promptly return the WHITE Consent Revocation Card.

Q: What happens if I do nothing?

A: If you do not execute and send in any consent that the Baksa Group sends you, you will effectively be voting AGAINST the Proposals. Although submitting a WHITE Consent Revocation Card will not have any legal effect if you have not submitted a gold consent card, submitting a WHITE Consent Revocation Card will help us keep track of the progress of the consent process.

If you have validly executed and delivered a gold consent card that the Baksa Group sent you, doing nothing further will mean that you have consented to the Baksa Group’s Proposals, which means you will effectively be voting FOR the Proposals. If you have executed and delivered a gold consent card that the Baksa Group sent you, the Board urges you to revoke any such consent previously submitted by executing and delivering the WHITE Consent Revocation Card.

Q: Who should I call if I have questions about the solicitation?

A: If you have any questions regarding this Consent Revocation Statement or about submitting your WHITE Consent Revocation Card, or otherwise require assistance, please call the Company’s proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

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THE CONSENT PROCEDURE

Voting Securities and Record Date

In accordance with Delaware law and the Bylaws, the Board has set May 1, 2017 as the Record Date for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Proposals. As of the Record Date, there were [●] Shares outstanding, each entitled to one vote per Share.

Only record holders of Shares as of the Record Date are eligible to execute, withhold and revoke consents in connection with the Baksa Group Consent Solicitation and this Consent Revocation Statement. Persons beneficially owning Shares through a broker, bank or other nominee, should contact such broker, bank or other nominee and instruct it to execute the WHITE Consent Revocation Card on their behalf. You may execute, withhold or revoke consents at any time before or after the Record Date, provided that any such consent or revocation will be valid only if you were a holder of record of Shares on the Record Date and the consent or revocation is otherwise valid.

Effectiveness of Consents

Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, if consents in writing setting forth the action to be taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s certificate of incorporation does not prohibit stockholder action by written consent. To be effective, the Proposals require consents signed by stockholders representing a majority of the Shares outstanding as of the Record Date.

Furthermore, under Section 228 of the DGCL and the Bylaws, all consents will expire unless valid, unrevoked consents representing at least a majority of the Shares outstanding as of the Record Date are delivered to the Company within 60 days of the earliest-dated consent delivered to the Company.

Because the Proposals contained in the Baksa Group Consent Statement could become effective before the expiration of the 60-day period set forth in Section 228 of the DGCL, WE URGE YOU TO ACT PROMPTLY TO RETURN THE WHITE CONSENT REVOCATION CARD.

Effect of WHITE Consent Revocation Card

A stockholder may revoke any previously signed consent by completing, signing, dating and returning to the Company a WHITE Consent Revocation Card. A consent may also be revoked by delivery of a written revocation of your consent to the Baksa Group. Stockholders are urged, however, to deliver all consent revocations to the Company c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016. The Company requests that if a revocation is instead delivered to the Baksa Group, a copy of the revocation also be delivered to the Company c/o MacKenzie Partners, Inc. at the address set forth above, so that the Company will be aware of all revocations.

Unless you specify otherwise, by signing and delivering the WHITE Consent Revocation Card, you will be deemed to have revoked consent to all of the Proposals.

Any consent revocation may itself be revoked by marking, signing, dating and delivering a written revocation of your WHITE Consent Revocation Card to the Company or to the Baksa Group or by delivering to the Baksa Group a subsequently dated gold consent card that the Baksa Group sent to you.

The Company has retained MacKenzie Partners, Inc. to assist in communicating with stockholders in connection with the Baksa Group Consent Solicitation and to assist in our efforts to obtain consent revocations. If you have any questions regarding this Consent Revocation Statement or about submitting your WHITE Consent Revocation Card, or otherwise require assistance, please call MacKenzie Partners, Inc. toll-free at (800) 322-2885.

You are urged to carefully review this Consent Revocation Statement. YOUR TIMELY RESPONSE IS IMPORTANT. You are urged NOT to sign any gold consent cards. Instead, the Company urges you to reject the solicitation efforts of the Baksa Group by promptly completing, signing, dating and mailing the enclosed WHITE Consent Revocation Card to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016. Please be aware that if you sign a gold consent card but do not check any of the boxes on the card, you will be deemed to have consented to all of the Proposals in the Baksa Group’s Consent Statement.

Results of Baksa Group Consent Solicitation

The Company will retain an independent inspector of elections in connection with the Baksa Group Consent Solicitation. The Company intends to notify stockholders of the results of the Baksa Group Consent Solicitation by issuing a press release, which it will also file with the SEC as an exhibit to a Current Report on Form 8-K.

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SOLICITATION OF CONSENT REVOCATIONS

Cost and Method

The cost of the solicitation of consent revocations will be borne by the Company. The Company estimates that the total expenditures relating to the Company’s solicitation of consent revocations (other than salaries and wages of officers and employees) will be approximately $[●], of which approximately $[●] has been spent as of the date hereof. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit consent revocations in person, or by telephone, facsimile, email, internet, text messaging, or other forms of electronic communication.

The Company has retained the proxy solicitation firm of MacKenzie Partners, Inc. to serve as its proxy solicitors, at a fee not estimated to exceed $[●] plus reasonable out-of-pocket expenses, to assist in this solicitation of revocations. In addition to the use of the mails, revocation requests may be solicited by SITO by facsimile, telephone, email and other electronic channels of communications, in-person discussions and by advertisements. MacKenzie Partners, Inc. will also assist SITO in SITO’s communications with its stockholders with respect to the Consent Revocation Statement and such other advisory services as may be requested from time to time by SITO. The Company will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding SITO’s Consent Revocation Statement materials to, and obtaining instructions relating to such materials from, beneficial owners of the Common Stock. In addition, MacKenzie Partners, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement. MacKenzie Partners, Inc. has advised the Company that approximately [●] of its employees will be involved in the solicitation of revocations by MacKenzie Partners, Inc. on behalf of the Company.

Participants in the Company’s Solicitation

Under applicable regulations of the SEC, each director and certain executive officers of the Company are deemed “participants” in the Company’s Consent Revocation Statement. Please refer to Appendix C for information about our directors and executive officers who may be deemed to be participants.

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APPRAISAL RIGHTS

Holders of Shares do not have appraisal rights under the DGCL in connection with this solicitation of consent revocations.

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CURRENT DIRECTORS OF THE COMPANY

Richard O’Connell, Jr., 59, joined our Board on February 18, 2016. Mr. O’Connell has also served as our Interim Chief Executive Officer since February 2017. From 2010 to May 2016, Mr. O’Connell served as the Chief Financial Officer and Chief Credit Officer of Emergent Capital, Inc., a NYSE-listed specialty-finance business that primarily invests in life settlements. From 2006 until 2009, Mr. O’Connell served as the Chief Financial Officer of RapidAdvance, LLC, and from 2002 until 2005 he served as the Chief Operating Officer of Insurent Agency Corporation. From 2000 until 2001, Mr. O'Connell acted as Securitization Consultant to the Industrial Bank of Japan, and from 1999 until 2000, he served as President of Telomere Capital, LLC. From 1988 until 1998, Mr. O’Connell served in various senior capacities at Enhance Financial Services and its subsidiary, Singer Asset Finance Company, including President and Chief Operating Officer of Singer Asset Finance and Senior Vice President and Treasurer of Enhance Financial Services. Mr. O’Connell received a B.A. from Franklin and Marshall College and an M.B.A. from Rutgers University Graduate School of Management.

Mr. O’Connell is qualified to serve as a member of the Board because of his past experience as Chief Operating Officer and Chief Financial Officer of various finance companies.

Brent D. Rosenthal, 44, joined our Board on August 9, 2016. Mr. Rosenthal is a Partner in Affiliates of W.R. Huff Asset Management Co., LLC, an investment company located in Morristown, NJ, a firm he joined in 2002. Mr. Rosenthal focuses on the communications, media, technology and food industries and currently serves on the Board of Directors of comScore (NASDAQ:SCOR), RiceBran Technologies (NASDAQ: RIBT) and as a Special Advisor to the Board of Directors of Park City Group (NASDAQ:PCYG). Previously, Mr. Rosenthal served on the Board of Directors of Rentrak Corporation (NASDAQ:RENT) from 2008 through 2016 including as the Non-Executive Chairman from 2011 through 2016.

At the time that Mr. Rosenthal joined our Board, the Board had concluded that Mr. Rosenthal was qualified to serve as a member of the Board because of his apparent business acumen and financial expertise as well as his past experience in the media industry. The Board is no longer prepared to reaffirm its past view of Mr. Rosenthal’s business acumen and financial expertise. On April 18, 2017, the Board determined that it does not intend to nominate or recommend Mr. Rosenthal for re-election to the Board at the 2017 Annual Meeting. Further, effective April 18, 2017, the Board has determined that it no longer deems Mr. Rosenthal to be an independent director for purposes of NASDAQ’s listing rules, and, accordingly, he has been removed from all committees of the Board.

At the time that Mr. Rosenthal joined our Board, the Board was not aware of Mr. Rosenthal’s previous association and working relationship with Mr. Baksa or that he and Mr. Baksa had collaborated together on an activist campaign at another public company. In July 2016, Mr. Baksa and other investors had threatened a proxy contest at another public company, RiceBran Technologies, which proxy contest ultimately ended when Messrs. Baksa and Rosenthal, among other individuals, entered into a settlement agreement with the target. Pursuant to the agreement, Mr. Rosenthal was named to that company’s board of directors as one of the designees of Mr. Baksa and his fellow investors, and was also named chairman of the board of RiceBran Technologies. In the Baksa Consent Statement, the Baksa Group indicates that Mr. Baksa is prepared to vouch for Mr. Rosenthal’s business acumen and specifically stated as follows: “Mr. Baksa has had an opportunity to become acquainted with and observe the business acumen and financial expertise of Mr. Rosenthal both in connection with Mr. Baksa’s role as a shareholder and former director of the Company and in his role as a shareholder in RiceBran Technologies, Inc.” As noted above, at the time that Mr. Rosenthal joined the Board, the Board was not aware of these interactions between Mr. Rosenthal and Mr. Baksa and that, based on the foregoing disclosure from the Baksa Consent Statement, they continued their interactions even after Mr. Rosenthal joined the Board.

Jonathan E. Sandelman, 58, joined the Board on December 10, 2012. Mr. Sandelman is the Chief Executive Officer, Founder, and Chief Investment Officer at Sandelman Partners, LP. He founded the firm on July 1, 2005. Mr. Sandelman is the President and Director at NMS Services Inc., NMS Services (Cayman) Inc., and BAC Services Inc. He was the President of the New York Office at Banc of America Securities LLC. Mr. Sandelman joined the firm in 1998 as the Head of Equity Financial Products and took charge of the equity department in 2002. He headed the firm’s debt and equities business before becoming the President, a post that Mr. Sandelman held until October 20, 2004. He was the Deputy Head of Global Equities, Member of the Risk Management Committee, Member of the Compensation Committee, and Managing Director of Equity Derivatives at Salomon Brothers. Mr. Sandelman was a Director of Do Something and Impact Web Enterprises, Inc. He holds a Bachelor of Arts and a Juris Doctor from Yeshiva University-Cardozo Law School.

Mr. Sandelman’s financial and intellectual property knowledge and experience qualifies him to serve on the Company’s Board of Directors.

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Joseph A. Beatty, 53, joined our Board of Directors on September 9, 2014. Mr. Beatty was President and Chief Executive Officer and a board member of Telular Corporation from 2008 until its sale in June 2013. Prior to serving as Telular’s President and Chief Executive Officer, Mr. Beatty served as its Executive Vice President (beginning in April 2007) and Chief Financial Officer and Secretary (beginning in May 2007). From June 2003 until June 2006, Mr. Beatty was President and Chief Executive Officer of Concourse Communications Group, a privately held developer and operator of distributed antenna systems and airport wi-fi networks. From March 2001 until June 2003, Mr. Beatty worked with private equity firm Cardinal Growth L.P. on various acquisition projects and also acted as part-time Interim Chief Financial Officer for Novaxess B.V., a privately held telecom services provider based in the Netherlands. From November 1996 until February 2001, Mr. Beatty was a co-founder and the Chief Financial Officer of Focal Communications Corporation, a publicly held telecom services provider. Earlier in his career, Mr. Beatty was a securities analyst and also held numerous technical management positions for a local telecom services provider. Mr. Beatty is a former Chairman and continues to serve on the board of trustees of Edward Health Services Corporation, a not-for-profit healthcare provider located in Naperville, Illinois. He is also a director of EHSC Cayman Segregated Portfolio, its captive insurance subsidiary, domiciled in the Cayman Islands, Intelliquent, Inc. and CityScan, Inc. Mr. Beatty earned a bachelor’s degree in electrical engineering from the University of Illinois and an MBA from the University of Chicago’s Booth School of Business. He is also a Chartered Financial Analyst.

Mr. Beatty’s extensive management and leadership experience in the telecommunications industry and his strong background in finance and impressive experience as a member of senior management for a number of telecommunications companies provide our Board with key expertise in financial matters and valuable insight regarding strategic opportunities.

Betsy J. Bernard, 61, joined our board on July 15, 2014. Ms. Bernard was previously the President of AT&T, a position she held from October 2002 until her retirement in December 2003. Ms. Bernard also served as President and CEO of AT&T Consumer from April 2001 through October 2002. Ms. Bernard held senior executive positions with Qwest Communications International, Inc., USWEST, Inc. AVIRNEX Communications Group and Pacific Bell. Ms. Bernard serves as a Director, a member of the Audit and Finance Committees and Chair of the Strategic Issues Committee of the Principal Financial Group. She also serves as a director, a member of the compensation committee and Chair of the Nominating and Governance Committee of Zimmer Biomet. She previously served as chair of Telular Corporation. Ms. Bernard serves on the advisory boards of GroTech Ventures, Innovate Partners and the Silverfern Group. Ms. Bernard received a BA from St. Lawrence University, an MBA from Fairleigh Dickinson University, an MS degree in management from Stanford University’s Sloan Fellowship Program, and a Doctor of Laws (Honorary) from Pepperdine University.

The Board of Directors has concluded that Ms. Bernard is qualified to serve as a director of the Company because of her past experience in senior executive roles with leading global telecommunications companies and her significant experience as a director of public company boards, including service as chairman of the board, and experience as a member of compensation and audit committees as well as chair of nomination and governance committees.

Lowell W. Robinson, age 68, has served as a member of the Board since April 18, 2017. Mr. Robinson has significant experience in technology and software services and has overseen technology functions as part of his CFO, COO and CAO roles. Previously, Mr. Robinson was CFO, COO and CAO for MIVA. Inc. (former NASDAQ:VTRO). Prior to that, he served as CFO and Senior Executive Vice President of HotJobs (former NASDAQ:HOTJ), whose software product Softshoe assisted Fortune 200 companies in their recruitment efforts, until it was sold to Yahoo! Inc. (NASDAQ:YHOO) for approximately $500 million in 2002. Before that, he was CFO of PRT Group (former NASDAQ:PRTG), a software services company with onshore, near-shore and offshore software engineering services, through its $62 million initial public offering and two acquisitions.

He is currently on the public board of EVINE Live Inc. (NASDAQ: EVLV) a digital omnichannel home shopping network where he chairs the Audit Committee and is a member of the Finance Committee. Until the company’s recent sale for a significant premium, Mr. Robinson was on the board of Higher One (2014-2016), a fin tech student debit card company, where he chaired the Audit Committee and was a member of the Risk Committee.

In addition to the roles above, Mr. Robinson has held senior financial positions with ADVO (former NYSE: AD), Citigroup (NYSE:C), Uncle Ben's Inc. (a subsidiary of Mars, Inc.) and General Foods (former NYSE:GEFO). He was also Chairman of two GE Capital portfolio companies in the media, publishing and digital space. He was on the board of The Jones Group (former NYSE:JNY) where he chaired the Audit Committee and was a member of the Compensation Committee. Additional former public company board experience includes International Wire Group (OTC:ITWG), Independent Wireless One (former OTC:IWOHW) and Edison Schools (former NASDAQ:EDSN).

Mr. Robinson received an M.B.A. from Harvard Business School and a B.A. in Economics from the University of Wisconsin. He is on the boards of The Smithsonian Libraries and The Council for Economic Education. Previously he served on board of The Metropolitan Opera Guild (2013-2016) and on the board of The University of Wisconsin Business School (2006-2010). He is a member of The Economic Club of New York.

The Board of Directors has concluded that Mr. Robinson is qualified to serve as a director of the Company because of his thirty years of global strategic, financial, turnaround and M&A experience coupled with a strong operational background gained as an executive at well-known public companies, including General Foods and Citigroup providing him with well-informed operational guidance, as well as his public-company board experience.

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NAMED EXECUTIVE OFFICERS OF THE COMPANY

Richard O’Connell, Jr. serves as our Interim Chief Executive Officer. Further information about Mr. O’Connell is set forth above.

Lawrence Firestone, 59, has served as our Interim Chief Financial Officer since March 14, 2017. Mr. Firestone is the Chief Executive Officer and President of FirePower Technology, Inc., a provider of power supplies to the high performance computing market, a position he has held since January 2014. From June 2012 through June 2013, Mr. Firestone served as Chief Executive Officer and President of Qualstar Corporation (Symbol: QBAK), a public manufacturer of tape libraries. Previously, from February 2011 through June 2012, Mr. Firestone served as Chief Financial Officer of Xiotech Corporation, a privately held manufacturer of performance hard disk storage serving big data users. Mr. Firestone is also a member of InterimExecs (interimexecs.com) a service provider of interim executives to fill the immediate needs of companies around the world and he performs interim executive consulting services. Mr. Firestone's public company management experience also includes Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc. (Symbol: AEIS), Senior Vice President and Chief Financial Officer at Applied Films Corporation (Symbol: AFCO). Mr. Firestone's public company board experience includes CVD Equipment (Symbol: CVV), Qualstar Corporation (Symbol: QBAK), Amtech Systems, Inc. (Symbol: ASYS) and Hyperspace Communications, Inc. (Symbol: HCO).

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CORPORATE GOVERNANCE

Board Independence

Our Board of Directors has determined that each of Mr. Sandelman, Mr. Robinson, Mr. Beatty, and Ms. Bernard are “independent," as determined by reference to the rules of a national securities exchange or of a national securities association (such as the Nasdaq Stock Market).

Board Meetings

The Board of Directors currently consists of six members. During fiscal year 2016, the Board of Directors met 8 times. Each director attended not less than 75% of the aggregate number of meetings

Committees of the Board of Directors

The following table sets forth the three standing committees of our Board of Directors that we are required to have pursuant to NASDAQ listing rules and the members of each committee:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Betsy J. Bernard	X	X	Chair
Joseph A. Beatty*	Chair	X	X
Jonathan E. Sandelman		Chair
Lowell W. Robinson*	X	X	X

* Audit Committee Financial Expert.

To assist it in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee as the functions of each are described below.

Audit Committee

The Audit Committee is currently comprised of Mr. Beatty (Chairman), Mr. Robinson and Ms. Bernard. We believe all the members of the audit committee are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee met 4 times during fiscal 2016.

The duties and responsibilities of the Audit Committee are set forth in the Audit Committee’s charter adopted by the Board of Directors and available on the Company’s website (www.sitomobile.com).

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors and has other duties and functions as described in its charter.

Our Audit Committee serves to monitor our financial reporting process and internal control system; retains and pre-approves audit and any non-audit services to be performed by our independent registered accounting firm; directly consults with our independent registered public accounting firm; reviews and appraises the efforts of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the Board of Directors.

Our board of directors has determined that each of Joseph A. Beatty and Lowell W. Robinson is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC.

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Compensation Committee

The Compensation Committee is currently comprised of Jonathan E. Sandelman (Chairman), Ms. Bernard, Mr. Robinson and Mr. Beatty. We believe all of the members of the Committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Compensation Committee met 3 times during fiscal 2016.

The duties and responsibilities of the Compensation Committee are set forth in the Compensation Committee’s charter adopted by the Board of Directors, which is available on the Company’s website (www.sitomobile.com).

Among its duties, our Compensation Committee determines the compensation and benefits paid to our executive officers, including our Chief Executive Officer and our Chief Financial Officer.

Our Compensation Committee reviews and determines salaries, bonuses and other forms of compensation paid to our executive officers and management, approves recipients of stock option awards and establishes the number of shares and other terms applicable to such awards.

Our Compensation Committee also determines the compensation paid to our Board of Directors, including equity-based awards.

Governance and Nominating Committee

The Governance and Nominating Committee is currently comprised of Ms. Bernard (Chairman), Mr. Robinson and Mr. Beatty. We believe all the members of the Committee are “independent," as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Governance and Nominating Committee met one time during fiscal 2016.

The duties and responsibilities of the Governance and Nominating Committee are set forth in the Governance and Nominating Committee’s charter adopted by the Board of Directors, which is available on the Company’s website (www.sitomobile.com).

Our Corporate Governance and Nominating Committee is charged with recommending the slate of director nominees for election to the Board of Directors, identifying and recommending candidates to fill vacancies on the Board of Directors, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the Corporate Governance and Nominating Committee periodically evaluates and assesses the performance of the Board of Directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the Board of Directors; reviews the composition of each committee of the Board of Directors and presents recommendations for committee memberships; and reviews and recommends changes to the charter of the Governance and Nominating Committee and to the charters of other Board of Director committees.

The process followed by the Governance and Nominating Committee to identify and evaluate candidates includes (i) requests to Board of Director members, our Chief Executive Officer, and others for recommendations; (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications; and (iii) interviews of selected candidates. The Corporate Governance and Nominating Committee also considers recommendations for nomination to the Board of Directors submitted by shareholders.

In evaluating the suitability of candidates to serve on the Board of Directors, including shareholder nominees, the Governance and Nominating Committee seeks candidates who are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and who meet certain selection criteria established by the Governance and Nominating Committee.

Corporate Governance Materials

The full text of the charters of our Audit, Governance and Nominating, and Compensation Committees and our Insider Trading Policy and Code of Ethics can be found at http://ir.sitomobile.com/governance-documents.

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Code of Ethics

On December 1, 2004 we adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics is available on our website located at http://ir.sitomobile.com/governance-documents and will be provided to any person requesting same without charge. To request a copy of our Code of Ethics please make written request to our Chief Financial Officer c/o SITO Mobile, Ltd. at 100 Town Square Place, Suite 204, Jersey City, NJ 07310.

Risk Oversight

The Board of Directors is responsible for the oversight of the Company’s risk management efforts. While the full Board of Directors is ultimately responsible for this oversight function, individual committees may consider specific areas of risk from time to time as directed by the Board. Members of management responsible for particular areas of risk for the Company provide presentations, information and updates on risk management efforts as requested by the Board or a Board committee.

Board Leadership Structure

Our Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, Betsy Bernard serves as our Lead Director and Richard O’Connell serves as our Interim Chief Executive Officer.

Director Compensation

Our non-employee Board of Director members receive an annual cash payment of $30,000, payable quarterly, for service on the Board of Directors and $250 per committee or board meeting, attended in-person or telephonically. Directors may also be reimbursed their expenses for travelling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business. There are currently no other cash compensation arrangements in place for members of the Board of Directors acting as such.

Upon appointment to the Board of Directors and annually thereafter, our directors receive a grant of five year options to purchase 20,000 shares of common stock which options vest immediately upon grant and which expire upon the earlier of the scheduled expiration date or 3 months after the cessation of service, whichever is sooner. The chairperson of each of our standing committees receives a grant of options to purchase 5,000 shares of common stock.

Effective November 10, 2015, our Board of Directors agreed to increase the compensation of the Lead Director to $45,000 and options to purchase 30,000 shares of common stock.

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The following table sets forth compensation received by our directors in the three months ended December 31, 2015.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Jerry Hug (1)	0	0	0	0	0
Jonathan D. Sandelman	8,000	0	7,756	0	15,756
Peter D. Holden	7,750	0	0	0	7,750
Betsy J. Bernard	8,500	0	0	0	8,500
Joseph A. Beatty	8,500	0	0	0	8,500
Philip Livingston (2)	8,500	0	10,729	0	19,229
Richard O’Connell, Jr. (3)	0	0	0	0	0

(1)	This table includes only his compensation which was expressly for service as a director. Mr. Hug received other compensation as an executive officer—see the Summary Compensation Table above.

(2)	Mr. Livingston was appointed as a Director on November 10, 2014 and did not stand for re-election at our February 18, 2016 annual meeting of shareholders.

(3)	Mr. O’Connell, Jr. was appointed as a Director on February 18, 2016.

Director Attendance at Annual Meetings

Our policy is that all directors, absent special circumstances, should attend our annual meeting of shareholders.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the cash and equity compensation arrangements of our directors and executive officers discussed above under “Director Compensation” and “Executive Compensation,” the following is a description of transactions since January 1, 2015, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest.

The Company entered into a Separation and General Release Agreement (the “Orsini Separation Agreement”) with James Orsini, its Chief Executive Officer, which confirmed his removal from all positions held with the Company, including its subsidiaries, divisions, affiliates, partnerships, joint ventures and related business entities, effective September 19, 2014. Pursuant to the terms of the Orsini Separation Agreement and in accordance with the terms of his employment agreement, the Company paid to Mr. Orsini, one year of his base salary, accrued but unused vacation time and provided continued medical coverage for a period of one year. In addition, the Company reimbursed Mr. Orsini for $10,000 for his attorneys’ fees in connection with his Separation Agreement. In exchange for these payments, and other provisions, Mr. Orsini provided a general release in favor of the Company. The Orsini Separation Agreement became effective on September 19, 2014.

On October 10, 2013, we entered into a Consulting Agreement with Peter D. Holden pursuant to which Mr. Holden provided advice and support in connection with our review, analysis and development of our intellectual property. Pursuant to the Consulting Agreement, Mr. Holden received $13,000 per month and, in addition, was granted an option to purchase 50,000 shares of our common stock at a price of $0.609 per share. The options vested immediately and expired on October 10, 2016. The Consulting Agreement was terminated in February 2015.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not yet adopted a written policy or procedures governing its approval of transactions with related persons. During fiscal year 2016 and prior, all related party transactions were reviewed and approved by the Board of Directors, with each related party at the time serving as a director, abstaining from the vote.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own during the fiscal year ended December 31, 2016 all such reports were timely filed, except that three Form 4s were filed late by Nicole Braun resulting in 75 transactions not being reported on a timely basis, a Form 4 was filed late by Brent D. Rosenthal, resulting in one transaction not being reported on a timely basis, a Form 4 was filed late by Richard O’Connell, resulting in one transaction not being reported on a timely basis, and a Form 4 was filed late by Jonathan Sandelman, resulting in one transaction not being reported on a timely basis.

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SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders and other interested parties may send correspondence by mail to the full Board of Directors or to individual directors. Shareholders should address such correspondence to the Board of Directors or the relevant Board members in care of: SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310, Attention: Secretary.

All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board of Directors, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

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COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), our current executive officers, and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of clients and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals when we do hire, who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the of the Compensation Committee.

The Elements of our Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Compensation Committee reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving certain objectives, individual performance experience and expertise and salaries paid to executives at companies similarly situated to ours.

Incentive Compensation Awards

Each of our Named Executive is eligible for an annual cash bonus, based upon net revenue, gross margins, and individual key performance indicators, set by the Compensation Committee annually. Our Compensation Committee sets the target bonus compensation paid as a percentage of each executive’s base salary with payment based upon certain threshold performance set by the Compensation Committee. The target bonus compensation is reviewed on an annual basis by our Compensation Committee.

Equity Incentive Awards

The equity grant component of the compensation plan for our named Executives is performance based. The number of performance options to be received by each of the executives is based upon the achievement by the Company of certain net revenues and gross margins targets which is reviewed on an annual basis by our Compensation Committee.

Benefits and Prerequisites

Other than health insurance and a 401(k) plan, we do not currently provide any employee benefit or retirement programs.

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

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Employment Agreements

Effective November 1, 2013, we entered into an employment agreement with Kurt Streams who serves as our Chief Financial Officer. Pursuant to our employment agreement with Mr. Streams dated October 18, 2013 we agreed to pay Mr. Streams an annual salary of $200,000, which is reviewed annually and discretionary cash bonuses. Our agreement with Mr. Streams also calls for successive one-year renewals unless either party elects against renewal.

Pursuant to the employment agreement with Mr. Streams, we granted to Mr. Streams an option to purchase 2,500 shares of our common stock under our 2009 Employee and Consultant Stock Plan. We also grated to Mr. Streams stock options under our 2010 Stock Option Plan to purchase 75,000 shares of our common stock at a strike price equal to the closing price of the Company’s stock on October 31, 2013 of $6.20, with the scheduled expiration date of the stock options to be November 1, 2018. The stock options vest annually in equal installments of 25,000 over a three-year period commencing on November 1, 2014.

Separation and Change in Control Arrangements

Pursuant to the terms of the employment agreement with Mr. Streams, in the event that Mr. Streams is (i) terminated without Cause (as defined in the Employment Agreement), (ii) terminated due to a Disability (as defined in the Employment Agreement), (iii) resigns with Good Reason (as defined in the Employment Agreement), or (iv) the Employment Agreement is not renewed at the election of the Company, Mr. Streams shall be entitled to receive severance benefits. Mr. Streams shall be entitled to receive the following severance benefits: (i) Base Salary immediately in effect immediately prior to the termination of the Employment Agreement (the “Termination Date”) for a period of three months and (ii) payment of COBRA premiums for Mr. Streams and his eligible dependents for a period of three months, subject to the Company’s right to discontinue or change its COBRA policy. Receipt of severance benefits shall be contingent upon Mr. Streams executing and delivering a general release of all claims in favor of the Company and its related persons.

In addition to severance benefits Mr. Streams shall receive (i) any salary earned and accrued but unpaid prior to the Termination Date, (ii) payment for all accrued by unused paid time off and (iii) any documented business expenses incurred in accordance with the Company’s polices.

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us during the transition period ended December 31, 2015 and during our prior two fiscal years ended September 30, 2015 to all individuals who served as our chief executive officer, chief financial officer or acted in a similar capacity for us at any time during our last fiscal year ended September 30, 2015

Position		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)

Jerry Hug	2015*	75,000	0	0	31,710	106,710
Chief Executive Officer	2015	250,000	105,144	0	0	355,144
	2014	250,000	0	0	30,546	280,546

Kurt Streams	2015*	56,250	0	0	34,423	214,516
Chief Financial Officer	2015	200,000	67,293	0	95,975	363,268
	2014	183,333		0	0	183,333

* Represents the three-month transition period ended December 31, 2015.

Note: The table above includes only the value of options that vested during the periods indicated. The listed executives may have also received unvested options that may vest in a future period. See “Outstanding Equity Awards at December 31, 2015” below.

(1)	Mr. Hug was appointed Interim CEO on August 19, 2014. Mr. Hug was previously Director of Corporate Development.

(2)	Kurt Streams was appointed in fiscal 2014 on November 1, 2013 as our Chief Financial Officer.

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Outstanding Equity Awards

The following table reflects options granted to our executive officers named in the Summary Compensation Table.

Outstanding Equity Awards at December 31, 2015

Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date

Jerry Hug	100,067	-		6.50	7/01/2016
	84,943	-		4.69	7/01/2016
	50,000	-		4.69	12/01/2017
	21,030	42,060		2.805	11/21/2019
	-	150,000	(1)	3.51	11/18/2020

Kurt Streams	50,000	25,000		6.20	11/1/2018
	8,412	16,842		2.805	11/21/2019
	-	70,000	(1)	3.51	11/18/2020

Note: The table above reflects modifications to outstanding options made pursuant to November 2012 program where we modified the terms of stock options granted to certain employees, officers, directors, and active third party service providers. See “Employment Agreements and Benefits” above and “Certain Relationships and Related Transactions, and Director Independence - Outstanding Current Service Provider High-Exercise-Price Plan Options” below.

(1)	The options granted are performance options and shall vest and become exercisable in 1/3 increments over a three-year period commencing on the first anniversary of the November 18, 2015 date of grant. The maximum number of options subject to the grant shall be 150,000 and 70,000 for Mr. Hug and Mr. Streams, respectively. The number of options to be received is dependent upon the achievement of certain corporate goals, determined by our Compensation Committee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock by each of our directors and named executive officers, each person known to us to beneficially own 5% or more of our common stock, and by the officers and directors of the Company as a group. Except as otherwise indicated, all shares are owned directly, based on 20,681,047 shares outstanding as of April 18, 2017. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power (subject to applicable community property laws) and that person’s address is c/o SITO Mobile, Ltd., 100 Town Square Place, Suite 204, Jersey City, NJ 07310. Shares of common stock subject to options, warrants, or convertible notes currently exercisable or convertible or exercisable or convertible within 60 days after April 14, 2017 are deemed outstanding for computing the share ownership and percentage of the person holding such options, warrants, or convertible notes but are not deemed outstanding for computing the percentage of any other person.

Name	Shares	Percentage
Richard O’Connell, Jr. (1)	42,733	*
Lawrence Firestone	0	*
Betsy J. Bernard (2)	146,420	*
Jonathan E. Sandelman (3)	525,788	2.55
Brent D. Rosenthal (4)	46,667	*
Joseph A. Beatty (5)	77,910	*
Lowell W. Robinson (6)	20,000

Officers and Directors as a Group (7 persons)	859,518	4.1%

Stephen D. Baksa (7)	1,006,060	4.9%
Thomas M. Candelaria(8)	406,750	2.0%
Karen Singer (9)	2,100,718	10.2%
TAR Holdings LLC (8)	2,100,718	10.2%

(1)       Includes 25,000 shares underlying stock options held jointly with spouse and which are fully vested.

(2)       Includes 25,000 shares underlying stock options which are fully vested.

(3)       Includes 68,288 shares underlying stock options which are fully vested.

(4)       Includes 20,000 shares underlying stock options which are fully vested.

(5)       Includes 25,000 shares underlying stock options which are fully vested.

(6)       Includes 20,000 shares underlying stock options which are fully vested.

(7)      Based on Schedule 13D/A filed with the SEC on April 13, 2017. The address of the principal office of Mr. Baksa is 2 Woods Lane, Chatham, NJ 07928. Includes  (i) 776,326 shares of common stock held directly by Mr. Baksa; (ii) 204,734 shares of common stock held by in trust for Mr. Baksa’s immediate family, (iii) 5,000 shares of common stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the SITO Mobile Ltd. 2010 Stock Option Plan (the “2010 Plan”) with an exercise price of $6.04 per share and (iv) 20,000 shares of common stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of $6.32 per share. Mr. Baksa and Mr. Candeleria have disclosed in their Schedule 13D filed on March 17, 2017, that by virtue of the informal understanding of Mr. Baksa and Mr. Candeleria to consult with each other with respect to actions taken by each with respect to the shares of the Company’s common stock that are from time-to-time owned by each, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act and may be deemed to have beneficial ownership of the common stock owned by each other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of common stock, or approximately 6.8% of the Company’s outstanding common stock. Each of Mr. Baksa and Mr. Candeleria have expressly disclaimed beneficial ownership of the common stock except to the extent of its pecuniary interest in those shares directly held by such person.

(8)        Based on Schedule 13D/A filed with the SEC on April 13, 2017. The address of the principal office of Mr. Candelaria is 3228 El Camino del Norte. Includes (i) 386,750 shares of common stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and shareholder; and (ii) 20,000 shares of common stock held in trust for Mr. Candelaria’s immediate family. Mr. Baksa and Mr. Candeleria have disclosed in their Schedule 13D filed on March 17, 2017, that by virtue of the informal understanding of Mr. Baksa and Mr. Candeleria to consult with each other with respect to actions taken by each with respect to the shares of the Company’s common stock that are from time-to-time owned by each, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act and may be deemed to have beneficial ownership of the common stock owned by each other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,801 shares of common stock, or approximately 6.8% of the Company’s outstanding common stock. Each of Mr. Baksa and Mr. Candeleria have expressly disclaimed beneficial ownership of the common stock except to the extent of its pecuniary interest in those shares directly held by such person.

(9)        Based on Schedule 13D/A filed with the SEC on April 10, 2017. The address of Ms. Singer and TAR Holdings LLC is 212 Vaccaro Drive, Cresskill, NJ 07626. Shares are held directly by TAR Holdings LLC. Ms. Singer is the sole member of TAR Holdings LLC.

(*)       Less than 1%.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act

To be considered for inclusion in next year’s Proxy Statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act, and acted upon at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), stockholder proposals must be submitted in writing to the attention of our Secretary at our principal office, no later than one hundred and twenty (120) calendar days prior to the one year anniversary of the date that we mail the proxy statement for the 2017 Annual Meeting of Stockholders. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. Such proposals also need to comply with Rule 14a-8 of the Exchange Act and the interpretations thereof, and may be omitted from the Company’s proxy materials for the 2018 Annual Meeting if such proposals are not in compliance with applicable requirements of the Exchange Act.

Director Nominations and Stockholder Proposals Not Submitted Pursuant to Rule 14a-8 of the Exchange Act

Our Amended and Restated Bylaws also establish advance notice procedures with regard to stockholder proposals or director nominations that are not submitted for inclusion in the Proxy Statement. With respect to such stockholder proposals or director nominations, a stockholder’s advance notice must be made in writing, must meet the requirements set forth in our Amended and Restated Bylaws and must be delivered to, or mailed by first class United States mail, postage prepaid, and received by, our Corporate Secretary at our principal office no earlier than February 27, 2018 and no later than the close of business on March 29, 2018. However, in the event the 2018 Annual Meeting is scheduled to be held on a date before May 28, 2018, or after August 26, 2018, then such advance notice must be received by us not later than the close of business on the later of (1) the ninetieth (90th) calendar day prior to the 2018 Annual Meeting and (2) the 10th calendar day following the day on which we first make public disclosure of the date of the 2018 Annual Meeting (or if that day is not a business day for the Company, on the next succeeding business day).

General Requirements

Each proposal submitted must be a proper subject for stockholder action at the meeting, and all proposals and nominations must be submitted to: Corporate Secretary, SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301. The stockholder proponent must appear in person to present the proposal or nomination at the meeting or send a qualified representative to present such proposal or nomination. If a stockholder gives notice after the applicable deadlines or otherwise does not satisfy the relevant requirements of Rule 14a-8 of the Exchange Act or our Bylaws, the stockholder will not be permitted to present the proposal or nomination for a vote at the meeting.

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act

If a stockholder who wishes to present a proposal before the 2018 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals and proposed director nominations, the proxies that our Board solicits for the 2018 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In order to reduce costs and in accordance with SEC rules, we deliver only one consent revocation statement to multiple shareholders sharing an address, unless we receive contrary instructions from one or more of such shareholders. Notwithstanding the foregoing, we will deliver promptly, upon written or oral request to the Company at the telephone number and address noted below, a separate copy of our consent revocation statement to each shareholder at a shared address to which a single copy of the documents are delivered. Shareholders who wish to receive a separate copy of our proxy statement and annual report in the future should contact the Company by calling (201) 275-0555 or writing, SITO Mobile, Ltd., Attn: Secretary, at 100 Town Square Place, Suite 204, Jersey City, NJ 07310. Shareholders sharing an address who currently receive multiple copies of proxy statements and annual reports, but who wish to receive only a single copy of such materials, can request that only a single copy be provided by contacting the Company at the same number or address.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the Exchange Act and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference facilities. SEC filings are also available at the SEC’s website at http://www.sec.gov. We also maintain a website at http://www.sitomobile.com, through which you can access our SEC filings. The information set forth on our website is not part of this consent revocation statement.

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FORWARD-LOOKING STATEMENTS

This consent revocation statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Forward-looking statements include statements concerning the following:

●	our possible or assumed future results of operations;

●	our business strategies;

●	our ability to attract and retain customers;

●	our ability to sell additional products and services to customers;

●	our cash needs and financing plans;

●	our competitive position;

●	our industry environment;

●	our potential growth opportunities;

●	expected technological advances by us or by third parties and our ability to leverage them;

●	the effects of future regulation; and

●	our ability to protect or monetize our intellectual property.

In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risk Factors” in our Annual Report on Form 10-K and the reports we file with the SEC. Actual events or results may vary significantly from those implied or projected by the forward-looking statements due to these risk factors. No forward-looking statement is a guarantee of future performance. You should read our Annual Report on Form 10-K and the documents that we reference in this Annual Report on Form 10-K and have filed as exhibits thereto with the Securities and Exchange Commission, or the SEC, with the understanding that our actual future results and circumstances may be materially different from what we expect.

Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

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IMPORTANT

The Board urges you NOT to return any gold consent card solicited from you. If you have previously returned any such gold consent card, you have every right to revoke your consent. Simply complete, sign, date and mail the enclosed WHITE Consent Revocation Card in the postage-paid envelope provided, whether or not you previously returned the gold consent card.

If you have questions or need assistance revoking consent on your SITO shares please contact:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

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Appendix A

AMENDED AND RESTATED BYLAWS PROPOSED BY BAKSA GROUP

AMENDED AND RESTATED BYLAWS OF

SITO MOBILE, LTD.

(a Delaware corporation)

ARTICLE I

STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice -Chairperson of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner 's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

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4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder 's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not proceed the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share ” or “shares” or “share of stock”or “shares of stock” or “stockholder” or “stockholders ” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

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7. STOCKHOLDER MEETINGS.

- TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

- PLACE. Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

- CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

- NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting; a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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- STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

- CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, the President, a Vice -President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

- PROXY REPRESENTATION. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

- INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

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- QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

- VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of~~OI~~ the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

8. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation.. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

ARTICLE II

DIRECTORS

l. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies.

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2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of one (1) person. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one (1). The number of directors may be increased or decreased by action of the stockholders or of the directors.

3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director or by a vote of the holders of a majority of the shares of each class of shares of voting stock, present in person or by proxy, or acting by written consent then entitled to vote at an election of directors.

4. MEETINGS.

- TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

- PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

- CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

- NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

- QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one- third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

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Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

- CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice -Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE III

OFFICERS

The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice - Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer 's successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

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ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

CONTROL OVER BYLAWS

Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

ARTICLE VII

INDEMNIFICATION

1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding" ) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

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5. OTHER INDEMNIFICATION. The Corporation 's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation of the Corporation or these Bylaws (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

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Appendix B

BLACKLINE OF AMENDED AND RESTATED BYLAWS PROPOSED BY BAKSA
GROUP SHOWING CHANGES FROM CURRENT BYLAWS

AMENDED AND RESTATED BYLAWS

OF

SITO ~~Mobile~~MOBILE, ~~Ltd~~LTD.

~~(A Delaware Corporation)~~

~~As adopted on and with effect from March 23, 2017~~

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~~AMENDED AND RESTATED BYLAWS~~

~~OF~~

~~SITO Mobile, Ltd.~~

(~~A~~a Delaware ~~C~~corporation)

~~As adopted on and with effect from March 23, 2017~~

ARTICLE I

~~SECTION 1.~~ Annual Meeting~~. The annual meeting of stockholders (any such meeting being referred to in these Bylaws as an “~~Annual Meeting~~”) of SITO Mobile, Ltd., a Delaware corporation (the “~~Corporation~~”), for the election of directors to succeed those whose term expire (or, if fewer, the number of directors properly nominated and qualified for election) and for the transaction of such other business as may properly come before the meeting shall be held at the hour, date and place within or without the United States which is fixed by resolution of the Board of Directors (the “~~Board~~”) adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption), which time, date and place may subsequently be changed at any time by resolution of the Board approved by the same vote of the Board as is required to fix the original time, date and place of the Annual Meeting. Any and all references hereafter in these Bylaws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.~~

STOCKHOLDERS

~~SECTION 2.~~ Notice of Stockholder Business and Nominations~~.~~

1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice -Chairperson of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

~~(a)~~ Annual Meetings of Stockholders~~.~~

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

~~(1) For proposed nominations of persons for election to the Board of the Corporation and the proposal of business to be properly brought before an Annual Meeting, such proposed nominations or other proposed business must be brought before such meeting (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or any duly authorized committee thereof , or (c) by any stockholder of record of the Corporation “~~Present in Person~~” (as defined below) who (A) was a stockholder of record at the time of giving of notice provided for in Section 2(a)(2), (B) is entitled to vote at such meeting, and (C) who complies in all applicable respects with the requirements set forth in Section 2(a)(2) and the other requirements set forth elsewhere in this Section 2. In addition to the other requirements set forth in this Section 2, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under these Bylaws, the Corporation’s Certificate of Incorporation (the “~~Certificate of Incorporation~~”), the General Corporation Law of the State of Delaware, as amended (the  “~~DGCL~~”), and other applicable law. Subject to Section 2(b)(10) of this Article I and except as otherwise required by applicable law, clause (c) of this Section 2(a)(1) shall be the exclusive means for a stockholder to make nominations or propose other business (other than proposals submitted for inclusion in the Corporation’s proxy statement pursuant to, and in compliance with, Rule 14a-8 (and the interpretations thereunder) of the Securities Exchange Act of 1934 (as amended from time to time, the “~~Exchange Act~~”) and the rules and regulations of the Securities and Exchange Commission (the “~~SEC~~”) promulgated thereunder and which proposals are not excludable under Rule 14a-8 of the Exchange Act, whether pursuant to a no-action letter from the Staff of the SEC’s Division of Corporation Finance or a determination of a federal court of competent jurisdiction) before an annual meeting of stockholders). For purposes of these Bylaws, “~~Present in Person~~” shall mean that the stockholder proposing that the business be brought before an Annual Meeting of the Corporation, or, if the proposing stockholder is not an individual, a Qualified Representative (as defined below) of such proposing stockholder, appear in person at such Annual Meeting (unless such meeting is held by means of remote communication in which case the proposing stockholder or its qualified representative shall be present at such annual meeting by means of remote communication).~~

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner 's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

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2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

~~(2) Except as otherwise required by applicable law or the Certificate of Incorporation, for proposed nominations or other proposed business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this Section 2, (i) the stockholder must have given timely notice thereof in writing and in proper form to the Secretary of the Corporation with the information contemplated and required by this Section 2(a)(2) including, where applicable, delivery to the Corporation of timely and completed questionnaires as contemplated and required by this Section 2(a)(2), (ii) the stockholder must have otherwise complied with this Section 2(a)(2) and all other provisions of this Section 2 in all applicable respects, (iii) the making of such proposal or proposed nomination(s) must be permitted by the Certificate of Incorporation, these Bylaws, the DGCL and other applicable law, and (iv) the proposed business and/or proposed nomination(s) must be proper matters for stockholder action under the Certificate of Incorporation, these Bylaws, the DGCL and other applicable law. To be timely for purposes of this Section 2(a)(2), a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation on a date not later than the close of business on the ninetieth (90th) calendar day, nor earlier than the close of business on the one hundred twentieth (120th) calendar day, prior to the first anniversary of the immediately preceding year’s Annual Meeting; provided, however, that if there was no annual meeting in the immediately preceding year or in the event that the date of the Annual Meeting is advanced by more than thirty (30) calendar days before or delayed by more than sixty (60) calendar days after such anniversary date, notice by the stockholder to be timely must be so delivered on or before the later of (i) the close of business on the ninetieth (90th) calendar day prior to such Annual Meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such meeting by the Corporation is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the delivery of such notice. To be in proper form, a notice from a stockholder shall set forth: (a) as to each person whom such stockholder proposes to nominate for election or re-election as a director, (i) all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing if such a filing was to be made in connection with a solicitation of proxies for the election of such proposed nominee in an election contest (even if a contested solicitation is not involved), or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and the rules and regulations of the SEC promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Corporation if elected); (ii) a description in reasonable detail of all direct and indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) arrangements, agreements or understandings, written or oral, during the past three years, and any other material relationship, if any, between or concerning such stockholder, any Stockholder Associated Person (as defined below) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand; (iii) a description in reasonable detail of any and all agreements, arrangements and/or understandings (whether written or oral and whether formal or informal), between such proposed nominee and any person or entity (naming each such person or entity) with respect to any direct or indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) in connection with or related to such proposed nominee’s service on the Board if elected as a member of the Board; (iv) all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder providing the notice or any Stockholder Associated Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (v) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2(a)(2) if such proposed nominee was the proposing stockholder or a Stockholder Associated Person; (vi) to the extent that such proposed nominee has entered into (a) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with, or has given any commitment or assurance to, any person or entity as to the positions that such proposed nominee, if elected as a director of the Corporation, would take in support of or in opposition to any issue or question that may be presented to him or her for consideration in his or her capacity as a director of the Corporation, (b) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with, or has given any commitment or assurance to, to any person or entity as to how such proposed nominee, if elected as a director of the Corporation, would act or vote with respect to any issue or question presented to him or her for consideration in his or her capacity as a director of the Corporation, (c) any agreement, arrangement or understanding (whether written or oral, formal or informal) with any person or entity that could potentially limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Corporation, with his or her fiduciary duties, as a director of the Corporation, to the Corporation or its stockholders, or (d) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with any person or entity that could be reasonably interpreted as having been or being intended to require such proposed nominee to consider the interests of a person or entity (other than the Corporation and its stockholders) in complying with his or her fiduciary duties, as a director of the Corporation, to the Corporation or its stockholders, a description in reasonable detail of each such agreement, arrangement or understanding (whether written or oral and whether formal or informal) or commitment or assurance (whether written or oral and whether formal or informal); (vii) to the extent that such proposed nominee has been determined by any governmental authority or self-regulatory organization to have violated any federal or state securities or commodities laws, including but not limited to, the Securities Act of 1933, as amended, the Exchange Act or the Commodity Exchange Act, a description in reasonable detail of such violation and all legal proceedings relating thereto; (viii) to the extent that such proposed nominee has been convicted of any past criminal offenses involving dishonesty or a breach of trust or duty, a description in reasonable detail of such offense and all legal proceedings relating thereto; (ix) to the extent that such proposed nominee has ever been suspended or barred by any~~

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4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not proceed the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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~~governmental authority or self-regulatory organization from engaging in any profession or participating in any industry, or has otherwise been subject to a disciplinary action by a governmental authority or self-regulatory organization that provides oversight over the proposed nominee’s current or past profession or an industry that the proposed nominee has participated in, a description in reasonable detail of such action and the reasons therefor; and (x) such proposed nominee’s executed written undertaking agreeing to comply, if elected as a director of the Corporation, with all corporate governance, conflicts of interest, code of conduct and ethics, confidentiality and stock ownership and trading policies and guidelines of the Corporation, as the same shall be amended from time to time by the Board and further agreeing not to become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a member of the Board that has not been disclosed to the Corporation; (b) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), any interest in such business of such stockholder or any Stockholder Associated Person, individually or in the aggregate, including any anticipated benefit to the stockholder or any Stockholder Associated Person therefrom and the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other stockholders; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder or any Stockholder Associated Person as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class (and, if applicable, series) and number of shares of the Corporation which are owned, directly or indirectly, beneficially and of record by such stockholder or any Stockholder Associated Person (including any shares of any class or series of the Corporation as to which such stockholder or any Stockholder Associated Person has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent), the dates on which such shares were acquired and the investment intent of such acquisition of shares at the time they were acquired, (iii) a description in reasonable detail of any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Corporation or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (each, a “~~Derivative Instrument~~”) directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation of the stockholder or any Stockholder Associated Person, (iv) a description in reasonable detail of any proxy, contract, arrangement, understanding or relationship (whether written or oral and whether formal or informal) between such stockholder or any Stockholder Associated Person and any other person or entity (naming each such person or entity) pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (v) a description in reasonable detail of any plans or proposals, that would be required to be disclosed by such stockholder or any Stockholder Associated Person or any other person or entity pursuant to Item 4 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or any Stockholder Associated Person or other person or entity) together with a description of any agreements, arrangements or understandings (whether written or oral and whether formal or informal) that relate to such plans or proposals, (vi) a description in reasonable detail of any agreements, arrangements or understandings that would be required to be disclosed by such stockholder or any Stockholder Associated Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or any Stockholder Associated Person or other person or entity), (vii) a description in reasonable detail of any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns, directly or indirectly, an interest in a general partner, (viii) a description in reasonable detail of any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to attributable to any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, (ix) a description in reasonable detail of any pending, or to such stockholder’s knowledge, threatened legal proceeding in which such stockholder or any Stockholder Associated Person is a party or participant involving the Corporation or any officer, director affiliate, or associate of the Corporation, (x) a description in reasonable detail of any relationship (including any direct or indirect interest in any agreement, arrangement or understanding, whether written or oral and whether formal or informal) between such stockholder or any Stockholder Associated Person and the Corporation or any director, officer, affiliate or associate of the Corporation (naming such officer, director affiliate, or associate), including, but not limited to, a description in reasonable detail of any discussions between such stockholder or any Stockholder Associated Person and any officer, director affiliate, or associate of the Corporation (naming such officer, director affiliate, or associate) with respect to (1) the proposal of any business or the proposal of any nominees sought to be brought before an Annual Meeting by a stockholder, (2) any changes sought to be made to the composition of the Board or the Corporation’s strategic direction, or (3) any plans or proposals for the Corporation to be potentially pursued by the stockholder or any Stockholder Associated Person if any proposed business was approved, or any proposed nominees were elected, at the Annual Meeting, (xi) a description in reasonable detail of any direct or indirect interest of such stockholder or any Stockholder Associated Person in any current or proposed contract or agreement or existing, pending or proposed transaction with the Corporation, or any affiliate or associate of the Corporation (naming such affiliate or associate), (xii) any other information relating to such stockholder or any Stockholder Associated Person required to be disclosed in a proxy statement or other filing if such a filing was to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest (even if a contested solicitation is not involved) pursuant to, and in accordance with, Section 14(a) of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, (xiii) a representation that the stockholder is a holder of record of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such~~

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6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share ” or “shares”or “share of stock”or “shares of stock” or “stockholder ” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder ; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

7. STOCKHOLDER MEETINGS.

~~business or nomination (unless such meeting is held by means of remote communication and, in such case, a representation that the stockholder shall appear at the meeting by means of remote communication), (xiv) a certification that the stockholder and all Stockholder Associated Persons have complied with all applicable federal, state and other legal requirements, including, but not limited to, Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, in connection with the stockholder’s and each Stockholder Associated Person’s acquisition and record and/or beneficial ownership of shares of capital stock or other securities of the Corporation, and (xv) whether either the stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under the Certificate of Incorporation, the Bylaws and applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares reasonably believed by such stockholder to be sufficient to elect such nominee(s) or otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination. For purposes of these Bylaws, “~~close of business~~” shall mean 5:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not such day is a business day. For purposes of these bylaws, a “~~Stockholder Associated Person~~” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of such stockholder, (ii) any beneficial or record owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder, (iii) any person directly or indirectly controlling, controlled by or under common control with such stockholder or any Stockholder Associated Person referred to in clause (i) or (ii) above, (iv) any person who is a member of a “group” (for purposes of these Bylaws, as such term is used in Rule 13d-5 under the Exchange Act) with any such stockholder or beneficial owner (or their respective affiliates and associates), (v) any person “Acting in Concert” in respect of any matter involving the Corporation or its securities with either such stockholder or any beneficial or record owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder (or their respective affiliates and associates), and (vi) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A, or any successor instructions) with such stockholder or beneficial owner in the solicitation of proxies in respect of any nominations or other business proposed to be brought before the stockholders of the Corporation. For purposes of these Bylaws, a person shall be deemed to be “~~Acting in Concert~~” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, however, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies, or special meeting demands from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy statement filed on Schedule 14A. A person “~~Acting in Concert~~” with another person shall be deemed to be “Acting in Concert” with any third party who is also “Acting in Concert” with such other person. In addition, in order for a proposed nomination to be properly brought by a stockholder before (i) an Annual Meeting pursuant to clause (c) of Section 2(a)(1), or (ii) a special meeting pursuant to Section 2(b)(9), any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Corporation upon request to the Corporation’s Corporate Secretary, and deliver a signed copy of such completed questionnaire to the Corporation no later than the tenth (10th) calendar day after the date that the Corporation makes available to the stockholder seeking to make such nomination or such proposed nominee the form of such questionnaire. The Corporation may require any proposed nominee to furnish such other information as may be reasonably requested by the Corporation to determine the eligibility of the proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of the nominee. The information required to be included in a notice pursuant to this Section 2(a)(2) or Section 2(b)(9) shall be provided as of the date of such notice and shall be supplemented by the stockholder not later than ten (10) calendar days after the record date for the determination of stockholders entitled to notice of the meeting to disclose any changes to such information as of the record date. Upon written request by the Secretary of the Corporation, any stockholder submitting a notice pursuant to this Section 2(a)(2) or Section 2(b)(9) shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the reasonable discretion of the Corporation, to demonstrate the complete accuracy and truthfulness of any information, and the absence of any false and misleading statements or other statements that may violate the Exchange Act or other applicable law, in any notice submitted by the stockholder pursuant to this Section 2(a)(2) or Section 2(b)(9) (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring before the meeting the proposed nominations and/or other business proposed in its stockholder notice). If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 2(a)(2) or Section 2(b)(9). The information required to be included in a notice pursuant to this Section 2(a)(2) or Section 2(b)(9) shall not include any ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who, in the ordinary course of business, is directed to prepare and submit the notice required by this Section 2(a)(2) or Section 2(b)(9) on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, trust company or other nominee and who is not otherwise affiliated or associated with such beneficial owner.~~

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- TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

~~(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2 to the contrary, in the event that the number of directors to be elected to the Board of the Corporation is increased and there is no public disclosure, made by the Corporation, naming all of the nominees for director or specifying the size of the increased Board at least one hundred (100) calendar days prior to the first anniversary of the immediately preceding year’s Annual Meeting, a stockholder’s notice required by this Section 2 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, and only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted in proper written form, in compliance with this Section 2, a notice prior to the deadline set forth in the second sentence of paragraph (a)(2) of this Section 2, if it shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure is first made by the Corporation.~~

- PLACE. Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

- CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

~~(b)~~ General~~.~~

~~(1) Subject to the Certificate of Incorporation, Section 2(b)(10) of these Bylaws and applicable law, only such persons who are proposed as nominees in accordance with the provisions of this Section 2 shall be eligible for election and to serve as directors and the only business that shall be conducted at an Annual Meeting is the business that shall have been brought before the Annual Meeting in accordance with the provisions of this Section 2. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made in accordance with the provisions of this Section 2 and if the chairman of the meeting determines that any stockholder proposal or proposed nomination was not made in accordance with the provisions of this Section 2, such stockholder proposal or proposed nomination shall be disregarded and shall not be presented for action at the Annual Meeting.~~

~~(2) For purposes of these Bylaws, “~~public disclosure~~” or its corollary “~~publicly disclosed~~” shall mean disclosure in (i) a press release issued by the Corporation and distributed through a nationally-recognized news distribution service, (ii) a document publicly filed or furnished by the Corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Act, or (iii) another method reasonably intended by the Corporation to achieve broad-based dissemination of the information contained therein.~~

~~(3) Notwithstanding anything in this Section 2 to the contrary, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder including, but not limited to, Section 13(d) and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 2 and any filings required to be made with the SEC in connection therewith. Nothing in this Section 2 shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to, and in compliance with, Rule 14a-8 under the Exchange Act and the SEC’s interpretations thereunder, including those of the Staff of the SEC’s Division of Corporation Finance, or (ii) the holders of any series of Undesignated Preferred Stock to elect directors under specified circumstances.~~

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~~(4) Notwithstanding any notice of the meeting sent to stockholders on behalf of the Corporation, a stockholder must separately comply with this Section 2 to propose any nominations or conduct other business at any stockholder meeting. If the stockholder’s proposed business, including, but not limited to, the election of directors, is the same or relates to business brought by the Corporation and included in the Corporation’s meeting notice, the stockholder is nevertheless still required to comply with this Section 2 and deliver its own separate and timely notice to the Secretary of the Corporation that complies in all respects with the requirements of this Section 2.~~

~~(5) A stockholder submitting a notice to the Corporation pursuant to paragraph (a)(2) of this Section 2, by its delivery to the Corporation, represents and warrants that all information contained therein, is true, accurate and complete in all respects, contains no false and misleading statements and no statements that violate the Exchange Act or other applicable law and such stockholder acknowledges that it intends for the Corporation and the Board to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false and misleading statements or any statements that violate the Exchange Act or other applicable law.~~

~~(6) For a stockholder’s notice to comply with the requirements of paragraph (a)(2) of this Section 2, it must set forth in writing directly within the body of the notice (as opposed to being incorporated by reference from any other document or writing not prepared in response to the requirements of this Section 2) all the information required to be included therein as set forth in paragraph (a)(2) of this Section 2 and each of the requirements of paragraph (a)(2) of this Section 2 shall be directly responded to in a manner that makes it clearly apparent how the information provided is specifically responsive to any requirements of this paragraph (a)(2). For the avoidance of doubt, a stockholder’s notice shall not be deemed to be in compliance with paragraph (a)(2) of this Section 2 if it attempts to include the required information by incorporating by reference any other document, writing or part thereof, including, but not limited to, any documents publicly filed with the SEC.~~

~~(7) For a stockholder’s notice to comply with the requirements of paragraph (a)(2) of this Section 2, each of the requirements of paragraph (a)(2) of this Section 2 shall be directly and expressly responded to and a stockholder’s notice must clearly indicate and expressly reference which provisions of paragraph (a)(2) of this Section 2 the information disclosed is intended to be responsive to. Information disclosed in one section of the stockholder’s notice in response to one provision of paragraph (a)(2) of this Section 2 shall not be deemed responsive to any other provision of paragraph (a)(2) of this Section 2 unless it is expressly cross-referenced to such other provision and it is clearly apparent how the information included in one section of the stockholder’s notice is directly and expressly responsive to the information required to be included in another section of the stockholder’s notice pursuant to paragraph (a)(2) of this Section 2. For the avoidance of doubt, statements purporting to provide global cross-references that purport to provide that all information provided shall be deemed to be responsive to all requirements of paragraph (a)(2) of this Section 2 shall not satisfy the requirements of this paragraph (b)(7) of this Section 2.~~

~~(8) Notwithstanding the foregoing provisions of this Section 2, unless otherwise required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting or a special meeting of stockholders of the Corporation to present a proposed nomination or other proposed business or does not provide the information required by paragraph (a)(2) of Section 2 in a manner that complies with all applicable provisions of this Section 2, including providing on a timely basis any required supplement thereto, such proposed nomination and/or other proposed business, as the case may, shall be disregarded and such proposed nomination and/or proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been solicited by the stockholder and delivered to the Corporation. For purposes of this Section 2, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, member, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.~~

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~~(9) Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board or any duly authorized committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2(b)(9) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting upon such election, who attends, or whose duly qualified representative attends, the meeting and makes such nominations, and who complies with the requirements of this Section 2(b)(9) in all applicable respects. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may propose a nominee or nominees (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if a stockholder’s notice containing the information contemplated and required by paragraph (a)(2) of Section 2 (including, but not limited to, for each proposed nominee, the completed and signed questionnaire and undertaking required thereby) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to such special meeting and not later than the close of business on the later of (i) the ninetieth (90th) calendar day prior to such special meeting or (ii) the tenth (10th) calendar day following the day on which public disclosure is first made by the Corporation of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Except as expressly provided by, and subject to compliance with, this Section 2(b)(9), stockholders shall not be permitted to bring before any special meeting of the stockholders any proposed business or the proposed nomination of persons for election to the Board.~~

~~(10) All provisions of this Section 2 are subject to, and nothing in this Section 2 shall in any way limit the exercise, or the method or timing of the exercise of, the rights of any person expressly granted by the Corporation pursuant to a written agreement to nominate directors, which rights may be exercised without compliance with the provisions of this Section 2.~~

~~SECTION 3.~~ Special Meetings~~. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption). At any special meeting of the stockholders, only such business shall be conducted or considered as shall have been properly brought before the special meeting. For business to be properly brought before a special meeting, it must be (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (ii) if not specified in the notice of meeting (or any supplement thereto) provided by or at the direction of the Board (or any duly authorized committee thereof), otherwise properly brought before the special meeting by or at the direction of the Board (or any duly authorized committee of the Board) or the Chairman of the Board (if any), or (iii) with respect to the election of directors, provided that the Board has called a special meeting of stockholders for the purpose of electing one or more directors to the Board, by any stockholder of the Corporation who complies in all respects with the requirements of Section 2(b)(9). Only those matters set forth in the Corporation’s notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.~~

~~SECTION 4.~~ Notice of Meetings; Postponements; Adjournments~~.~~

~~(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting shall be given not less than ten (10) calendar days nor more than sixty (60) calendar days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called. Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.~~

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~~(b) The Board may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these Bylaws or otherwise. In no event shall the public disclosure of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under Section 2 of this Article I of these Bylaws. When a previously called Annual Meeting or special meeting is postponed to another time, date or place, if any, notice of the place (if any), date and time of the postponed meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such postponed meeting, shall be given in conformity with this Section 4 unless such meeting is postponed to a date that is not more than sixty (60) calendar days after the date that the initial notice of the meeting was provided in conformity with this Section 4.~~

~~(c) When any meeting is convened, the presiding officer may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the Board determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board determines has not been made sufficiently or timely available to stockholders, or (iii) the Board determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders~~

- NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If a meeting is adjourned to another ~~hour, date~~time or place, notice need not be given of the adjourned meeting ~~other than an announcement at the meeting at which the adjournment is taken of the hour, date and~~if the time, place, if any, ~~to which the meeting is adjourned~~thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting~~; provided, however, that if~~ are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than ~~thirty (~~30~~) calendar~~ days, or if after the adjournment a new record date is fixed for the adjourned meeting~~,~~; a notice of the adjourned meeting ~~and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting~~ shall be given to each stockholder of record entitled to vote ~~thereat and each stockholder who, by applicable law or under the Certificate of Incorporation or these Bylaws, is entitled to such notice. At any adjourned meeting, any business may be transacted that may have been transacted at the original meeting.~~at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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~~SECTION 5.~~ Quorum~~. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.~~

~~SECTION 6.~~ Voting and Proxies~~. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation, unless otherwise provided by applicable law or by the Certificate of Incorporation. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by §212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by §212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by applicable law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.~~

~~SECTION 7.~~ Action at Meeting~~. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by applicable law, by the Certificate of Incorporation or by these Bylaws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by applicable law.~~

~~SECTION 8.~~ Stockholder Lists~~. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these Bylaws or by applicable law)~~

- STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten ~~(10) calendar~~ days before every ~~Annual Meeting or special~~ meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten ~~(10) calendar~~ days prior to the meeting ~~in the manner provided by applicable law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by applicable law. The list shall be made available (i)~~ on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or ~~(ii)~~ during ordinary business hours at the principal place of business of the ~~C~~corporation~~;provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) calendar days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) calendar day before such meeting date~~. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a ~~physical location~~place, then ~~a~~the list ~~of stockholders entitled to vote at the meeting~~ shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be ~~examined~~inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The ~~Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Except as otherwise provided by applicable law, the~~ stock ledger shall be the ~~sole~~only evidence ~~of the identity of the~~as to who are the stockholders entitled to examine the stock ledger, the list required by this ~~S~~section ~~8~~or the books of the corporation, or to vote in person or by proxy at any meeting of ~~the~~ stockholders ~~and the number of shares held by each stockholder~~.

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~~SECTION 9.~~ Presiding Officer; Organization~~. The Chairman of the Board, if one is elected, or if not elected or in his or her absence, the President, shall preside at all Annual Meetings or special meetings of stockholders and shall have the power, among other things, to call to order any meeting of the stockholders and to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer. In the absence of the Secretary or any Assistant Secretary of the Corporation, the secretary of the meeting shall be the person designated by the presiding officer.~~

- CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, the President, a Vice -President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

~~SECTION 10.~~ Inspectors of Elections~~. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.~~

- PROXY REPRESENTATION. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

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- INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

- QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

~~SECTION 11.~~ Conduct of Business~~.~~

- VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority OI the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

~~(a) The chairman of any meeting of stockholders of the Corporation shall determine the order of business and the rules of procedure for the conduct of such meeting, including the manner of voting and the conduct of discussion as he or she determines to be in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.~~

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~~(b) Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine and, as a condition to recognizing any such participant, requiring such participant to provide the chairman of the meeting with evidence of his or her name and affiliation, whether he or she is a stockholder or a proxy for a stockholder, and the class and series and number of shares of each class and series of capital stock of the Corporation which are owned beneficially and/or of record by such stockholder; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants; (vi) restrictions on the use of audio or video recording devices at the meeting; (vii) actions to comply with any state and local laws and regulations concerning safety and security; (viii) removing any stockholder who refuses to comply with meeting procedures, rules or guidelines as established by the chairman of the meeting; and (ix) such other action as, in the discretion of the chairman of the meeting, is deemed necessary, appropriate or convenient for the proper conduct of the meeting.~~

~~(c) The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or matter of business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the meeting and any such nomination or matter of business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.~~

~~SECTION 12.~~ Meetings by Remote Communication~~. If authorized by the Board, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.~~

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~~SECTION 13.~~ Consent of Stockholders to Corporate Action Without a Meeting~~.~~

~~(a) Unless otherwise provided in the Certificate of Incorporation of the Corporation,~~

8. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed~~, in person or by proxy,~~ by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take ~~the~~such action at a meeting at which all shares entitled to vote thereon were present and voted ~~in person or by proxy~~. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing~~, but who were entitled to vote on the matter~~. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

~~(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the Board fix a record date. The Board shall promptly, but in all events within ten (10) calendar days after the date on which such written notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board pursuant to the first sentence of this Section 13(b)). If no record date has been fixed by the Board pursuant to the first sentence of this Section 13(b) or otherwise within ten (10) calendar days after the date on which such written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable law, shall be the first date after the expiration of such ten (10) day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board pursuant to the first sentence of this Section 13(b), the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board is required by applicable law shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.~~

~~(c) In the event of the delivery, in the manner provided by this Section 13 and applicable law, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Corporation in accordance with this Section 13 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Section 13(c) shall in any way be construed to suggest or imply that the Board or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).~~

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ARTICLE II

~~Directors~~

DIRECTORS

l. ~~SE~~FUNCTIONS ~~1. Powers~~AND DEFINITION. The business and affairs of the ~~C~~corporation shall be managed by or under the direction of the Board~~, who may exercise all of the powers of the Corporation except as otherwise provided by the Certificate of~~of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the ~~In~~corporation ~~or applicable law~~would have if there were no vacancies.

~~SECTION 2.~~ Number and Terms~~. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board. The entire Board shall stand for election or re-election by the stockholders at each annual meeting, and each director shall be elected to serve until his or her successor shall be elected and duly qualified or until his or her earlier death, resignation or removal in the manner as herein provided.~~

~~SECTION 3.~~ Qualification~~. No director need be a stockholder of the Corporation.~~

~~SECTION 4.~~ Vacancies~~. Any vacancy occurring in the Board, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors despite having less than a quorum of the Board. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.~~

~~SECTION 5.~~ Removal~~. At a meeting of the stockholders called expressly for that purpose, any director or the entire Board may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.~~

~~SECTION 6.~~ Resignation

2. QUALIFICATIONS AND NUMBER. A director ~~may resign at any time by giving written notice, including by electronic transmission, to the Chairman of the Board, if one is elected, the President or the Secretary provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation shall be effective upon receipt, unless the resignation otherwise provides. Acceptance of such resignation shall not be necessary to make it effective unless such resignation is conditioned on it being accepted.~~need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of one (1) person. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one (1). The number of directors may be increased or decreased by action of the stockholders or of the directors.

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3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director or by a vote of the holders of a majority of the shares of each class of shares of voting stock, present in person or by proxy, or acting by written consent then entitled to vote at an election of directors.

~~SECTION 7.~~ Regular Meetings~~. Regular meetings of the Board may be held at such hour, date and place as the Board may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.~~

4. MEETINGS.

~~SECTION 8.~~ Special Meetings~~. Special meetings of the Board may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board may fix the hour, date and place thereof.~~

- TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

~~SECTION 9.~~ Notice of Meetings~~.~~

- PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

~~(a) Notice of the hour, date and place of all special meetings of the Board shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if faxed, telexed or telecopied, or sent by electronic mail or other form of electronic communication, or when delivered to the telegraph company if sent by telegram.~~

- CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

~~(b) A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting~~

- NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed ~~to be~~ equivalent to notice ~~of the meeting. The attendance of a director~~. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except whe~~re~~n ~~a director~~such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because ~~such~~themeeting is not lawfully called or convened. ~~Except as otherwise required by applicable law, the Certificate of Incorporation or these Bylaws, n~~Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the ~~Board~~directors need be specified in ~~the notice or~~any written waiver of notice ~~of such meeting~~.

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~~SECTION 10.~~ Quorum~~. At any meeting of the Board, a majority of the total number of directors in office shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board.~~

- QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one- third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

- CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice -Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

~~SECTION 11.~~ Action at Meeting~~. At any meeting of the Board at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board, unless otherwise required by applicable law, by the Certificate of Incorporation or by these Bylaws.~~

5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

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7. WRITTEN ~~SE~~ACTION ~~12.~~ Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or ~~by~~ electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the ~~records of the meetings~~minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. ~~Such consent shall be treated as a resolution of the Board for all purposes.~~

~~SECTION 13.~~ Manner of Participation~~. Directors may participate in meetings of the Board by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws.~~

~~SECTION 14.~~ Committees~~. The Board, by vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships), may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by applicable law, by the Certificate of Incorporation or by these Bylaws may not be delegated. Except as the Board may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these Bylaws for the Board. All members of such committees shall hold such offices at the pleasure of the Board. The Board may abolish any such committee at any time. Any committee to which the Board delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board.~~

~~SECTION 15.~~ Compensation of Directors~~. Directors shall receive such compensation for their services as shall be determined by a majority of the Board, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.~~

ARTICLE III

~~Officers~~

OFFICERS

~~SECTION 1.~~ Enumeration~~.~~ The officers of the ~~C~~corporation shall consist of a President, a Secretary, a Treasurer, ~~a Secretary and such other officers, including, without limitation, a Chairman~~and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a ~~Chief~~Vice-Chairperson of the Board, an Executive ~~Officer and~~Vice-President, one or more ~~Vice~~other Vice-Presidents ~~(including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and~~, one or more Assistant Secretaries, ~~as the Board~~one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice -Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

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Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer 's successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

~~SECTION 2.~~ Election~~. At the meeting of the Board following the Annual Meeting, the Board shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board at such meeting of the Board or at any other regular or special meeting.~~

~~SECTION 3.~~ Qualification~~. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.~~

~~SECTION 4.~~ Tenure~~. Except as otherwise provided by the Certificate of Incorporation or by these Bylaws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.~~

~~SECTION 5.~~ Resignation~~. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.~~

~~SECTION 6.~~ Removal~~. Except as otherwise provided by applicable law, the Board may remove any officer with or without cause by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption).~~

~~SECTION 7.~~ Absence or Disability~~. In the event of the absence or disability of any officer, the Board may designate another officer to act temporarily in place of such absent or disabled officer.~~

~~SECTION 8.~~ Vacancies~~. Any vacancy in any office may be filled for the unexpired portion of the term by the Board.~~

~~SECTION 9.~~ President~~. The President shall, subject to the direction of the Board, have such powers and shall perform such duties as the Board may from time to time designate.~~

~~SECTION 10.~~ Chairman of the Board~~. The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board may from time to time designate.~~

~~SECTION 11.~~ Chief Executive Officer~~. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board may from time to time designate. If there is no Chairman of the Board or if he or she is absent, the Chief Executive Officer shall preside, when present, at all meetings of stockholders and of the Board.~~

~~SECTION 12.~~ Vice Presidents and Assistant Vice Presidents~~. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board or the Chief Executive Officer may from time to time designate.~~

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~~SECTION 13.~~ Treasurer and Assistant Treasurers~~. The Treasurer shall, subject to the direction of the Board and except as the Board or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board or the Chief Executive Officer may from time to time designate.~~

~~SECTION 14.~~ Secretary and Assistant Secretaries~~. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board or the Chief Executive Officer may from time to time designate.~~

~~SECTION 15.~~ Other Powers and Duties~~. Subject to these Bylaws and to such limitations as the Board may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board or the Chief Executive Officer.~~

ARTICLE IV
Capital Stock

~~SECTION 1.~~ Certificates of Stock~~. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board. Such certificate shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by applicable law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.~~

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CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

~~SECTION 2.~~ Transfers~~. Subject to any restrictions on transfer and unless otherwise provided by the Board, shares of stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.~~

ARTICLE V

~~SECTION 3.~~ Record Holders~~. Except as may otherwise be required by applicable law, by the Certificate of Incorporation or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.~~

FISCAL YEAR

~~SECTION 4.~~ Record Date~~. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by applicable law, not be more than sixty calendar (60) nor less than ten (10) calendar days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) calendar days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.~~

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

~~SECTION 5.~~ Replacement of Certificates~~. In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board may prescribe.~~

ARTICLE VI

CONTROL OVER BYLAWS

~~ARTICLE V~~

Indemnification

~~SECTION 1.~~ Indemnification for Proceedings Other Than by or in the Right of the Corporation~~. Subject to the other provisions of this Article V, any person (and the spouses, heirs, executors, administrators and estate of such person) who was or is made a party or is threatened to be made a party to or is otherwise involved in any Proceeding (as defined in Section 17 of this Article V), other than an action by or in the right of the Corporation, by reason of the fact that such person, or another person of whom such person is the legal representative, is or was serving in an Official Capacity (as defined in Section 17 of this Article V) for the Corporation, or, while serving in an Official Capacity for the Corporation, is or was serving, at the request of, for the convenience of, or to represent the interests of, the Corporation, in an Official Capacity for another corporation, limited liability company, partnership, joint venture, trust, association, or other entity or enterprise, whether for profit or not-for profit, including any subsidiaries of the Corporation, and any employee benefit plans maintained or sponsored by the Corporation (an “~~Other Enterprise~~”), whether the basis of such Proceeding is an alleged action in an Official Capacity or in any other capacity while serving in an Official Capacity, or is an employee of the Corporation specifically designated by the Board as an indemnified employee (hereinafter, each of the foregoing persons, a “~~Covered Person~~”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL (as the same exists or may hereafter be amended, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against any and all Expenses (as defined in Section 17 of this Article V) actually and reasonably incurred or suffered by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.~~

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~~SECTION 2.~~ Indemnification for Proceedings by or in the Right of the Corporation~~. Subject to the other provisions of this Article V, the Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL (as the same exists now or as it may be hereinafter amended, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any Covered Person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, a Proceeding by or in the right of the Corporation against Expenses actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person, or another person of whom such person is the legal representative, shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses which the court shall deem proper.~~

~~SECTION 3.~~ Indemnification for Expenses of Successful Party~~. Notwithstanding the other provisions of this Article V, to the extent that a Covered Person has been successful on the merits or otherwise in defense of any Proceeding described in Section 1 or Section 2 of this Article V, or in defense of any claim, issue or matter therein, such person shall be indemnified against Expenses (as defined in Section 17 of this Article V) actually and reasonably incurred by such person in connection therewith, notwithstanding an earlier determination by the Corporation (including by its directors, stockholders or any Independent Counsel) that the Covered Person is not entitled to indemnification under applicable law. For purposes of these Bylaws, the term “successful on the merits or otherwise” shall include, but not be limited to, (i) any termination, withdrawal, or dismissal (with or without prejudice) of any Proceeding against the Covered Person without any express finding of liability or guilt against the Covered Person, (ii) the expiration of one-hundred twenty (120) days after the making of any claim or threat of a Proceeding without the institution of the same and without any promise or payment made to induce a settlement, and (iii) the settlement of any Proceeding pursuant to which the Covered Person is required to pay less than $100,000.~~

~~SECTION 4.~~ Indemnification of Others~~. Subject to the other provisions of this Article V, the Corporation shall have the power to indemnify its employees and its agents to the extent not prohibited by the DGCL or other applicable law. Subject to applicable law, the Board shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the Board determines.~~

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~~SECTION 5.~~ Right to Advancement~~. Expenses incurred by a Covered Person in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding. Such advances shall be paid by the Corporation within ten (10) business days after the receipt by the Corporation of a statement or statements from the Covered Person requesting such advance or advances from time to time together with a reasonable accounting of such Expenses;~~ provided~~,~~ however~~, that, if the DGCL so requires, the payment of such Expenses incurred by a Covered Person in his or her capacity as a director, officer, employee or representative in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking in writing, by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a “~~final disposition~~”) that such Covered Person is not entitled to be indemnified under this Article V or otherwise. The Covered Person’s undertaking to repay the Corporation any amounts advanced for Expenses shall not be required to be secured and shall not bear interest.~~

~~(a) Except as otherwise provided in the DGCL or this Section 5, the Corporation shall not impose on the Covered Person additional conditions to the advancement of Expenses or require from the Covered Person additional undertakings regarding repayment. Advancements of Expenses shall be made without regard to the Covered Person’s ability to repay the Expenses.~~

~~(b) Advancements of Expenses pursuant to this Section 5 shall not require approval of the Board or the stockholders of the Corporation, or of any other person or body. The Secretary shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the request and of the undertaking to make repayment provided pursuant to this Section 5.~~

~~(c) Advancements of Expenses to a Covered Person shall include any and all reasonable expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Corporation to support the advancements claimed.~~

~~(d) The right to advancement of Expenses shall not apply to (i) any Proceeding against a Covered Person brought by the Corporation and approved by resolution adopted by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption) which alleges willful misappropriation of corporate assets by such agent, wrongful disclosure of confidential information, or any other willful and deliberate breach in bad faith of such agent’s duty to the Corporation or its stockholders, or (ii) any claim for which indemnification is excluded pursuant to these Bylaws.~~

~~SECTION 6.~~ Limitations on Indemnification~~. Except as otherwise required by the DGCL or the Certificate of Incorporation, notwithstanding anything in these Bylaws to the contrary, the Corporation shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):~~

~~(a) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;~~

~~(b) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);~~

~~(c) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act, including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “~~Sarbanes-Oxley Act~~”) or the rules of any national securities exchange upon which the Corporation’s securities are listed, if such person is held liable therefor (including pursuant to any settlement arrangements);~~

~~(d) for any reimbursement of the Corporation by such person of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act, if such person is held liable therefor (including pursuant to any settlement arrangements);~~

~~(e) related to any potential or actual violations of Section 13(d) of the Exchange Act or the rules and regulations thereof;~~

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~~(f) initiated by such person against the Corporation or its directors, officers, employees, agents or other Covered Persons, unless (i) the Board, by resolution thereof adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption), authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (iii) otherwise made under Section 5 of this Article V, or (iv) otherwise required by applicable law; or~~

~~(g) if prohibited by applicable law.~~

~~Notwithstanding any other provision of this Article V, no indemnification shall be provided hereunder to any such person if a judgment or final adjudication adverse to the director or officer of the Corporation, and from which there is no further right to appeal, establishes that (i) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, (ii) he or she received an Improper Personal Benefit (as defined below), or (iii) with respect to any criminal action or proceeding, including, but not limited to, any violations of the U.S. federal securities laws, he or she had reasonable cause to believe his or her conduct was unlawful. “~~Improper Personal Benefit~~” shall mean a person’s receipt of a personal gain in fact by reason of a person’s Official Capacity of a financial profit, monies or other advantage not also accruing to the benefit of the Corporation or to the stockholders generally and which is unrelated to his or her usual compensation by the Corporation for serving as a director or officer, including, but not limited to, (1) in exchange for the exercise of influence over the Corporation’s affairs, (2) as a result of the diversion of a corporate opportunity, or (3) pursuant to the use or communication of confidential or inside information relating to the Corporation or its business or affairs for the purpose of generating a profit from trading in the Corporation’s securities or providing a benefit to a third party, including, without the express consent of the Board, assisting a third party who is seeking to change the composition of the Board, management of the Corporation or the policies or strategic direction of the Corporation.~~

~~SECTION 7.~~ Procedure for Indemnification; Determination~~.~~

~~(a) To obtain indemnification under this Article V, a Covered Person shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the Covered Person and is reasonably necessary to determine whether and to what extent the Covered Person is entitled to indemnification.~~

~~(b) Upon written request by a Covered Person for indemnification, a determination (the “~~Determination~~”), if required by applicable law, with respect to the Covered Person’s entitlement thereto shall be made as follows: (i) by the Board by majority vote of a quorum consisting of Disinterested Directors (as defined in this Article V, Section 17), (ii) if such a quorum of Disinterested Directors cannot be obtained, by majority vote of a committee duly designated by the Board (all directors, whether or not Disinterested Directors, may participate in such designation) consisting solely of two or more Disinterested Directors, (iii) if such a committee cannot be designated, by any Independent Counsel (as defined in this Article V, Section 17) selected by the Board, as prescribed in clause (i) above or by the committee of the Board prescribed in clause (ii) above, in a written opinion to the Board, a copy of which shall be delivered to the Covered Person; or if a quorum of the Board cannot be obtained for clause (i) above and the committee cannot be designated under clause (ii) above, selected by a majority vote of the Board (in which directors who are parties may participate); or (iv) if such Independent Counsel determination cannot be obtained, by a majority vote of a quorum of stockholders consisting of stockholders who are not parties to such Proceeding, or if no such quorum is obtainable, by a majority vote of stockholders who are not parties to the Proceeding.~~

~~(c) If, in regard to any Expenses (i) the Covered Person shall be entitled to indemnification pursuant to Article V, Section 3, (ii) no determination with respect to the Covered Person’s entitlement is legally required as a condition to indemnification of the Covered Person hereunder, or (iii) the Covered Person has been determined pursuant to Article V, Section 7(b) to be entitled to indemnification hereunder, then payments of the Expenses shall be made as soon as practicable but in any event no later than thirty (30) calendar days after the later of (A) the date on which written demand is presented to the Corporation pursuant to Article V, Section 7(a) or (B) the earliest date on which the applicable criterion specified in clause (i), (ii) or (iii) of this Section 7(c) is satisfied.~~

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~~(d) If (i) the Corporation (including by its Disinterested Directors, Independent Counsel or stockholders) determines that the Covered Person is not entitled to be indemnified in whole or in part under applicable law, (y) any amount of Expenses is not paid in full by the Corporation according to Article V, Section 7(c) after the Determination is made pursuant to Article V, Section 7(b) that the Indemnitee is entitled to be indemnified, or (z) any amount of any requested advancement of Expenses is not paid in full by the Corporation according to Article V, Section 5 above after a request and an undertaking pursuant to Article V, Section 5 above have been received by the Corporation, in each case, the Covered Person shall have the right to commence litigation in any court of competent jurisdiction, either challenging any such Determination, which shall not be binding, or any aspect thereof (including the legal or factual bases therefor), seeking to recover the unpaid amount of Expenses and otherwise to enforce the Corporation’s obligations under these Bylaws and, if successful in whole or in part,the Covered Person shall be entitled to be paid also any and all Expenses incurred in connection with prosecuting such claim. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proof and the burden of persuasion, to establish by clear and convincing evidence, that the Covered Person is not entitled to either (i) the requested indemnification or, (ii) except where the required undertaking, if any, has not been tendered to the Corporation, the requested advancement of Expenses. If the Covered Person commences legal proceedings in a court of competent jurisdiction to secure a determination that the Covered Person should be indemnified under applicable law, any such judicial proceeding shall be conducted in all respects as a de novo trial, on the merits, the Covered Person shall continue to be entitled to receive Expense advancements, and the Covered Person shall not be required to reimburse the Corporation for any Expenses advanced, unless and until a final judicial determination is made (as to which all rights of appeal therefrom have been exhausted or lapsed) that the Covered Person is not entitled to be so indemnified under applicable law. Neither the failure of the Corporation (including its Disinterested Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the Covered Person is proper in the circumstances because he or she has met the applicable standard of conduct set forth under the DGCL or other applicable law, nor an actual determination by the Corporation (including its Disinterested Directors, Independent Counsel or stockholders) that the Covered Person has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Covered Person has not met the applicable standard of conduct.~~

~~(e) The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.~~

~~(f) Notwithstanding anything contained herein to the contrary, if a Determination shall have been made pursuant to Article V, Section 7(b) above that the Covered Person is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Article V, Section 7(d) above.~~

~~(g) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Article V, Section 7(d) above that the procedures and presumptions of these Bylaws are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of these Bylaws.~~

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~~SECTION 8.~~ Procedures For The Determination of Whether Standards Have Been Satisfied~~.~~

~~(a) All costs incurred by the Corporation in making the Determination shall be borne solely by the Corporation, including, but not limited to, the costs of legal counsel, proxy solicitations and judicial determinations. The Corporation shall also be solely responsible for paying all costs incurred by it in defending any suits or Proceedings challenging payments by the Corporation to a Covered Person under these Bylaws.~~

~~(b) The Corporation shall use its best efforts to make the Determination contemplated by this Article V, Section 7(b) hereof as promptly as is reasonably practicable under the circumstances.~~

~~SECTION 9.~~ Non-Exclusivity of Rights~~. The right to indemnification and the advancement of Expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Article V shall not be deemed exclusive of any other rights to which any Covered Person seeking indemnification or advancement of Expenses may be entitled to under any law (common law or statutory law), provision of the Certificate of Incorporation, bylaw, agreement, insurance policy, vote of stockholders or Disinterested Directors or otherwise, both as to action in such person’s Official Capacity and as to action in another capacity while holding such office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the spouses, heirs, executors and administrators of such a person. The Corporation is specifically authorized to enter into an agreement with any of its directors, officers, employees or agents providing for indemnification and advancement of Expenses that may change, enhance, qualify or limit any right to indemnification or the advancement of Expenses provided by this Article V, to the fullest extent not prohibited by the DGCL or other applicable law.~~

~~SECTION 10.~~ Continuation of Rights~~. The rights of indemnification and advancement of Expenses provided in this Article V shall continue as to any person who has ceased to serve in an Official Capacity and shall inure to the benefit of his or her spouses, heirs, executors, administrators and estates.~~

~~SECTION 11.~~ Subrogation~~. In the event of payment of indemnification to a Covered Person, the Corporation shall be subrogated to the extent of such payment to any right of recovery such person may have and such person, as a condition of receiving indemnification from the Corporation, shall execute all documents and do all things that the Corporation may deem necessary or desirable to perfect such right of recovery, including the execution of such documents necessary to enable the Corporation effectively to enforce any such recovery.~~

~~SECTION 12.~~ No Duplication of Payments~~. The Corporation shall not be liable under this Article V to make any payment in connection with any claim made against a Covered Person to the extent such person has otherwise received payment (under any insurance policy, bylaw, agreement or otherwise) of the amounts otherwise payable as indemnity hereunder.~~

~~SECTION 13.~~ Insurance and Funding~~.~~

~~(a) The Corporation shall purchase and maintain insurance, at its expense, to protect itself and any person against any liability or expense asserted against or incurred by such person in connection with any Proceeding, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article V or the DGCL or otherwise; provided that such insurance is available on acceptable terms, which determination shall be made by resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to insure the payment of such sums as may become necessary to effect the indemnification provided herein.~~

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~~(b) Any full or partial payment by an insurance company under any insurance policy covering any Covered Person indemnified above made to or on behalf of a Covered Person under this Article V shall relieve the Corporation of its liability for indemnification provided for under this Article V or otherwise to the extent of such payment.~~

~~(c) In the absence of fraud, (i) the decision of the Board as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 14 and the choice of the person to provide the insurance or other financial arrangement is conclusive, and (ii) the insurance or other financial arrangement does not subject any director approving it to personal liability for his or her action in approving the insurance or other financial arrangement; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.~~

~~SECTION 14.~~ Severability~~. If this Article V or any word, clause, provision or other portion hereof or any award made hereunder shall for any reason be determined to be invalid on any ground by any court of competent jurisdiction, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect, and the Corporation shall nevertheless indemnify and hold harmless each Covered Person indemnified pursuant to this Article V as to all Expenses with respect to any Proceeding to the fullest extent permitted by any applicable portion of this Article V that shall not have been invalidated and to the fullest extent permitted by applicable law.~~

~~SECTION 15.~~ No Imputation~~. The knowledge and/or actions, or failure to act, of any officer, director, employee or representative of the Corporation, an Other Enterprise or any other person shall not be imputed to a Covered Person for purposes of determining the right to indemnification under this Article V.~~

~~SECTION 16.~~ Notices~~. Any notice, request or other communication required or permitted to be given to the Corporation under this Article V shall be in writing and either delivered in person or sent by U.S. mail, overnight courier or by e-mail or other electronic transmission, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.~~

~~SECTION 17.~~ Certain Definitions~~.~~

~~(a) The term “~~Corporation~~” shall include, in addition to SITO Mobile, Ltd. and, in the event of a consolidation or merger involving the Corporation, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of an Other Enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.~~

~~(b) The term “~~Disinterested Director~~” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the Covered Person.~~

~~(c) The term “~~Expenses~~” shall be broadly construed and shall include all direct and indirect losses, liabilities, damages, expenses, including fees and expenses of attorneys, fees and expenses of accountants, court costs, transcript costs, fees and expenses of experts, witness fees and expenses, travel expenses, printing and binding costs, telephone charges, delivery service fees, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, or their equivalents), judgments, fines, penalties (whether civil, criminal or other), ERISA excise taxes assessed on a person with respect to an employee benefit plan, and amounts paid or payable in connection with any judgment, award or settlement, including any interest, assessments, any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any indemnification or expense advancement payments, and all other disbursements or expenses incurred in connection with (i) the investigation, preparation, prosecution, defense, mediation, arbitration, appeal or settlement of a Proceeding, (ii) serving as an actual or prospective witness, or preparing to be a witness in a Proceeding, or other participation in, or other preparation for, any Proceeding, or otherwise being asked to participate in or respond to any discovery related to a Proceeding, (iii) any compulsory interviews or depositions related to a Proceeding, (iv) any non-compulsory interviews or depositions related to a Proceeding, subject to the person receiving advance written approval by the Corporation to participate in such interviews or depositions, and (v) responding to, or objecting to, a request to provide discovery in any Proceeding. Expenses shall also include any federal, state, local and foreign taxes imposed on such person as a result of the actual or deemed receipt of any payments under this Article V.~~

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~~(d) The term “~~Independent Counsel~~” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporate law and neither currently is, nor in the five (5) years previous to its selection has been, retained to represent (i) the Corporation or the Covered Person in any matter material to either such party (other than with respect to matters concerning the Covered Person under this Article V) or other indemnitees concerning similar indemnification arrangements or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the Covered Person in an action to determine the Covered Person’s rights under this Article V.~~

~~(e) The term “~~not opposed to the best interest of the Corporation~~,” when used in the context of a Covered Person’s service with respect to employee benefit plans maintained or sponsored by the Corporation, describes the actions of a person who acts in good faith and in a manner he or she reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.~~

~~(f) The term “~~Official Capacity~~” shall mean (i) service as a director or officer of the Corporation or (ii) while serving as a director or officer of the Corporation, service, at the request of the Corporation, as an officer, director, manager, member, partner, tax matters partner, employee, agent, fiduciary, trustee or other representative of the Corporation or an Other Enterprise.~~

~~(g) The term “~~Proceeding~~” shall be broadly construed and shall include any threatened, pending or completed action, suit, investigation (including any internal investigation), inquiry, hearing, mediation, arbitration, other alternative dispute mechanism or any other proceeding, whether civil, criminal, administrative, regulatory, arbitrative, legislative, investigative or otherwise and whether formal or informal, or any appeal of any kind therefrom, including an action initiated by a Covered Person to enforce a Covered Person’s rights to indemnification or advancement of Expenses under these Bylaws, and whether instituted by or in the right of the Corporation, a governmental agency, the Board, any authorized committee thereof, a class of its security holders or any other party, and whether made pursuant to federal, state or other law, or any inquiry, hearing or investigation (including any internal investigation), whether formal or informal, whether instituted by or in the right of the Corporation, a governmental agency, the Board, any committee thereof, a class of its security holders, or any other party that the Covered Person believes might lead to the institution of any such proceeding.~~

~~(h) The term “~~serving at the request of the Corporation~~” shall include any service by an officer or director of the Corporation to the Corporation or an Other Enterprise, including any service as an officer, director, manager, member, partner, tax matters partner, employee, agent, fiduciary, trustee or other representative of the Corporation or an Other Enterprise, including service relating to an employee benefit plan and its participants or beneficiaries, at the request of, for the convenience of, or to represent the interests of, the Corporation or any subsidiary of the Corporation. For the purposes of these Bylaws, a director’s or officer’s service to the Corporation or an Other Enterprise shall be presumed to be “serving at the request of the Corporation,” unless it is conclusively determined to the contrary by a majority vote of the directors of the Corporation, excluding, if applicable, such director. With respect to such determination, it shall not be necessary for the Covered Person to show any actual or prior request by the Corporation or its Board for such service to the Corporation or such Other Enterprise.~~

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~~SECTION 18.~~ Intent of Article~~. The intent of this Article V is to provide for indemnification to the fullest extent permitted by the applicable laws of the State of Delaware. To the extent that such applicable laws may be amended or supplemented from time to time, this Article V shall be amended automatically and construed so as to permit indemnification to the fullest extent from time to time permitted by applicable law. Neither an amendment nor repeal of this Article V, nor the adoption of any provision of these Bylaws inconsistent with this Article V, shall eliminate or reduce the effect of this Article V in respect of any matter occurring, or action or proceeding accruing or arising or that, but for this Article V, would accrue or arise, prior to such amendment repeal or adoption of any inconsistent provision.~~

~~ARTICLE VI~~

Miscellaneous Provisions

~~SECTION 1.~~ Fiscal Year~~. The fiscal year of the Corporation shall be determined by the Board.~~

~~SECTION 2.~~ Seal~~. The Board shall have power to adopt and alter the seal of the Corporation.~~

~~SECTION 3.~~ Execution of Instruments~~. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board or Executive Committee may authorize.~~

~~SECTION 4.~~ Voting of Securities~~. Unless the Board otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation.~~

~~SECTION 5.~~ Resident Agent~~. The Board may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.~~

~~SECTION 6.~~ Corporate Records~~. The original or attested copies of the Certificate of Incorporation, Bylaws and records of all meetings of the incorporators, stockholders and the Board and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board.~~

Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

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~~SECTION 7.~~ Amendment of Bylaws~~. These Bylaws and any amendment thereof may be altered, amended or repealed, or new bylaws may be adopted by (i) the Board by resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption) acting at any special or regular meeting of the Board, or (ii) the stockholders, provided that, in addition to any other notice required by these Bylaws and other applicable requirements contained herein, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, which notice (or proxy statement accompanying such notice or accessible through a website URL provided in such notice or in a document accompanying such notice) shall also include, without limitation, the text of any such proposed amendment and/or any resolution calling for any such amendment, alteration or repeal.~~

~~SECTION 8.~~ Notices~~. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL. In accordance with Section 222 of the DGCL, an affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.~~

~~SECTION 9.~~ Waivers~~. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver.~~

ARTICLE VII

INDEMNIFICATION

1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding" ) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

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4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

5. OTHER INDEMNIFICATION. The Corporation 's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the ~~C~~certificate of ~~I~~incorporation of the Corporation or these Bylaws (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

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Appendix C

Supplemental Information Concerning Participants in the Company’s Solicitation of Consent Revocations

The following tables (“Current Directors” and “Executive Officers and Employees”) list the name and business address of the directors of the Company and the name, present principal occupation and business address of the Company’s executive officers and employees who, under SEC rules, are considered to be participants in the Company’s solicitation of consent revocations from its stockholders in connection with the Baksa Group Consent Solicitation (collectively, the “Participants”).

Directors

The principal occupations of the Company’s directors are included in the biographies under the section above titled “Current Directors of the Company.” The names of each director are listed below, and the business addresses for all the directors is c/o SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301.

Name
Betsy Bernard
Jonathan E. Sandelman
Richard O’Connell Jr.
Joseph Beatty
Brent D. Rosenthal

Executive Officers and Employees

The executive officers and other employees who are considered Participants as well as their positions with the Company, which constitute their respective principal occupations, are listed below. The business address for each person is c/o SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301.

Name	Title
Richard O’Connell Jr.	Interim Chief Executive Officer
Lawrence Firestone	Interim Chief Financial Officer

Information Regarding Ownership of Company Securities By Participants

The number of shares of the Company’s common stock beneficially held as of April 14, 2017 by its directors and those executive officers who are Participants appears in the “Security Ownership of Certain Beneficial Owners and Management” section of this consent revocation statement. Except as described in this Appendix A or otherwise in this consent revocation statement, none of the persons listed above in “Directors” and “Executive Officers and Employees” owns any debt or equity security issued by us of record that he or she does not also own beneficially.

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Transactions in the Company’s Securities by Participants—Last Two Years

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant between April 10, 2015 and April 10, 2017. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description
Betsy Bernard	8/31/2015	8,000	Purchase
Betsy Bernard	9/21/2016	26,667	Purchase
Jonathan E. Sandelman	5/21/2015	20,000	Option issuance
Jonathan E. Sandelman	11/18/2015	3,288	Option issuance
Richard O’Connell Jr.	2/18/2016	25,000	Option issuance
Richard O’Connell Jr.	10/9/2015 – 10/20/2015	4,400	Purchases
Richard O’Connell Jr.	9/21/2016	13,333	Purchase
Joseph Beatty	8/24/2015	281	Purchase
Joseph Beatty	8/25/2015	534	Purchase
Joseph Beatty	8/26/2015	19,150	Purchase
Brent D. Rosenthal	8/9/2016	20,000	Option issuance
Brent D. Rosenthal	9/21/2016	26,667	Purchase
Lowell W. Robinson	4/18/2017	20,000	Option issuance
Lawrence Firestone	--	--	--

Miscellaneous Information Regarding Participants

Except as described in the consent revocation statement or this Appendix A, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix A or the consent revocation statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix A or the consent revocation statement, neither we nor any of the “participants” have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon in the Baksa Group Consent Solicitation. In addition, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Notwithstanding the foregoing, the Company is currently unable to make the foregoing representation with respect to Mr. Rosenthal since the Company is unable to ascertain whether Mr. Rosenthal has formed a group (within the meaning of Rule 13d-5 under the Exchange Act) with the Baksa Group.

Other than as set forth in Appendix A or this consent revocation statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000. Notwithstanding the foregoing, the Company is currently unable to make the foregoing representation with respect to Mr. Rosenthal since the Company is unable to ascertain whether Mr. Rosenthal has formed a group (within the meaning of Rule 13d-5 under the Exchange Act) with the Baksa Group.

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REVISED PRELIMINARY CONSENT REVOCATION CARD

SUBJECT TO COMPLETION DATED MAY 1, 2017

CONSENT REVOCATION CARD — WHITE

CONSENT REVOCATION
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF
SITO MOBILE, LTD.

The undersigned, a holder of shares of common stock, par value $0.001 per share (the “Shares”), of SITO Mobile, Ltd. (the “Company”), acting with respect to all Shares held by the undersigned at the close of business on May 1, 2017, hereby acts as follows concerning the proposals of Stephen D. Baksa, Thomas Candelaria, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (collectively, the “Baksa Group”) set forth on the reverse side.

(CONTINUED ON REVERSE SIDE)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Materials for the
Notice of Consent Revocation Solicitation

The Consent Revocation Statement is available at:
[●]

THE BOARD OF DIRECTORS OF THE COMPANY URGES YOU TO MARK THE “YES, REVOKE MY CONSENT” BOXES.	Please mark your selection an ☒ indicated in this sample.

PROPOSALS OF THE BAKSA GROUP

PROPOSAL 1: The repeal of any amendment or modification (including the March Amended Bylaws) by the Board of Directors of the Company (the “Board”) of the Company’s Bylaws as filed with the SEC on May 11, 2016 made after May 11, 2016 and on or prior to the effectiveness of the Baksa Group Consent Solicitation.

YES, REVOKE MY CONSENT  ☐      NO, DO NOT REVOKE MY CONSENT  ☐

PROPOSAL 2: Set the size of the Board to six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals.

YES, REVOKE MY CONSENT  ☐      NO, DO NOT REVOKE MY CONSENT ☐

PROPOSAL 3: The removal of each of Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty from the Board (and any other person or persons appointed or designated by the Board or any committee thereof) to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by the Consent Solicitation become effective.

YES, REVOKE MY CONSENT  ☐     NO, DO NOT REVOKE MY CONSENT ☐

IF YOU WISH TO REVOKE CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED OR REFERENCED IN PROPOSAL #3, BUT NOT ALL OF THEM, CHECK THE “YES, REVOKE MY CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU WANT TO BE REMOVED IN THE FOLLOWING SPACE:

Proposal 4: The election of each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala as directors to serve as directors to fill certain vacancies on the Board resulting from Proposals 2 and 3 (or if any Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa or Mr. Candelaria, designated as a Nominee by Mr. Baksa), each to serve, if elected, until the Company’s 2018 annual meeting of stockholders. Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, the Baksa Group has disclosed in the Baksa Group Consent Statement that it is the Baksa Group’s intention that the Baksa Nominees be appointed in order of the number of consents received by the Baksa Nominees, with the Baksa Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director's removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Baksa Nominee in alphabetical order.

YES, REVOKE MY CONSENT  ☐      NO, DO NOT REVOKE MY CONSENT ☐

IF YOU WISH TO REVOKE CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL #4, BUT NOT ALL OF THEM, CHECK THE “YES, REVOKE MY CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU WANT TO BE ELECTED IN THE FOLLOWING SPACE:

THE BOARD OF DIRECTORS OF THE COMPANY URGES YOU TO MARK THE “YES, REVOKE MY CONSENT” BOXES FOR ALL PROPOSALS. UNLESS OTHERWISE INDICATED ABOVE, THIS CONSENT REVOCATION CARD REVOKES ALL PRIOR CONSENTS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.

UNLESS YOU SPECIFY OTHERWISE, BY SIGNING AND DELIVERING THIS CONSENT REVOCATION CARD TO THE COMPANY, YOU WILL BE DEEMED TO HAVE REVOKED CONSENT TO ALL OF THE PROPOSALS SET FORTH HEREIN. BY ORDER FOR THE CONSENT REVOCATION TO BE VALID, IT MUST BE DATED, PLEASE MARK, SIGN, DATE AND MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED.

CONTROL NUMBER

Dated:	Print Name:	Signature (Title, if any):

Signature (if held jointly):	Title or Authority:

Please sign in the same form as your name appears hereon. Executives and fiduciaries should indicate their titles. If signed on behalf of a corporation, give title of office signing

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.